Exhibit 99.1

ADOPTION AGREEMENT

VOLUME SUBMITTER

TAX-FAVORED SAVINGS AND
DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

Prepared by
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

This Adoption Agreement may be used only with the Tax-Favored Savings and Discretionary Contribution Plan and Trust Agreement, a Volume Submitter Plan prepared by Transamerica Life Insurance and Annuity Company.

THIS VOLUME SUBMITTER PLAN HAS BEEN PREPARED AS AN AID TO ANY EMPLOYER WHO DESIRES TO ESTABLISH A QUALIFIED 401(k) AND/OR DISCRETIONARY CONTRIBUTION PLAN AND TRUST UNDER THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED. IT MAY ALSO BE ADOPTED BY ANY PRINCIPAL EMPLOYER WHO DESIRES TO ESTABLISH SUCH A QUALIFIED 401(k) AND/OR DISCRETIONARY CONTRIBUTION PLAN AND TRUST FOR ITS ELIGIBLE EMPLOYEES AND THOSE OF ITS AFFILIATES, AS DEFINED IN THIS PLAN.

I.R.S. Approval of Volume Submitter Form: April 17, 2002

I.R.S Letter Serial Number: VS322612

It must be clearly understood that all legal questions and opinions concerning the adoption of this Tax-Favored Savings and Discretionary Contribution Plan and Trust Agreement and its tax consequences are the responsibility of the adopting Employer or Principal Employer, as applicable, and its attorney.

IT MUST ALSO BE CLEARLY UNDERSTOOD BY THE ADOPTING EMPLOYER THAT FAILURE TO PROPERLY FILL OUT THIS ADOPTION AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE ADOPTING EMPLOYER'S PLAN.

401(k)-TRA '97
GUST 2001
Vol. - NR
©Copyright 2001 Transamerica Life Insurance and Annuity Company
(Approved 04/17/02; Revised 06/05/02)

[ON I.R.S LETTERHEAD]

Internal Revenue Service	Department of the Treasury
Tax Exempt &	P.O. Box 2508
Government Entities	Cincinnati OH 45201

Date: April 17, 2002	Person to Contact:
Angelo Noe 31-00518
Transamerica Life Insurance & Annuity Company	(513) 263-3536
1150 South Olive Street
Los Angeles, CA 90015	Letter Serial Number
VS322612
Plan Name: Volume Submitter
Profit Sharing 401(k) Plan

Dear Sir or Madam:

We have reviewed the above named plan under our volume submitter program. In our opinion it is acceptable under section 401(a) of the Internet Revenue Code.

This letter considers the changes in qualification requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996. Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206, and the Community Renewal Tax Relief Act of 2000, Pub. L. 105-554.

This volume submitter approval letter may constitute reliance for an employer adopting the approved plan. Please review section II of Announcement 2001-77 to determine when an employer adopting the approved plan is required to apply for a favorable determination letter to obtain reliance.

An employer adopting this approved plan may submit a request for a favorable determination letter on Form 5307, Application for Determination for Adopters of Master or Prototype or Volume Submitter Plans, and enclose the appropriate user fee.

When submitting such applications, please enclose a copy of this letter for each application request along with Form 8717, User Fee for Employee Plan Determination Letter Request. Also, include a copy of the plan and a listing of any deviations from the approved plan for the adopting employer. Enclosed is an application checklist indicating the items that are necessary for a complete submission.

If you have any questions, please contact the person whose name and telephone number are shown above.

Sincerely,

/s/ Paul T. Shu1tz
     Paul T. Shultz
Director, EP Rulings & Agreements

Enclosure: Application Checklist

ADDENDUM

TO THE

NORTHEAST BANCORP 401(k) SAVINGS & RETIREMENT PLAN

Prior to July 1, 2000, the Plan of retirement benefits for eligible Employees of Northeast Bancorp (herein called 'Employer") was evidenced under the Northeast Bancorp 401(k) Savings & Retirement Plan (herein called "Prior Plan") sponsored by First New England Benefits, Inc., and was originally established effective May 1, 1983

Effective July 1, 2000, the Prior Plan was amended in its entirety by the adoption of a Volume Submitter Tax-Favored Savings And Discretionary Contribution Plan and Trust Agreement ("Plan"), sponsored by Transamerica Life Insurance and Annuity Company. The Plan, as amended, continued to be called the Northeast Bancorp 401(k) Savings & Retirement Plan.

Notwithstanding anything in the attached Adoption Agreement, Plan and Trust Agreement to the contrary:

1.

Effective for Plan Years beginning before the adoption date of this amendment, Qualified Non-elective Contributions and/or Qualified Matching Contributions were allocated in accordance with the provisions of the Plan in effect prior to that date. Effective for Plan Years beginning on and after the adoption date of the amendment, Qualified Non-elective Contributions and/or Qualified Matching Contributions taken into account for the ACP and/or ADP Tests will be allocated in accordance with Article 5 of the Plan.

2.

Effective for Plan Years ending prior to the adoption date of this amendment, the Top Heavy minimum contribution selected in Section 13 of the Adoption Agreement was allocated in accordance with the provisions of the Plan in effect before that date. For subsequent Plan Years, the Top Heavy minimum contribution selected in Section 13 of the Adoption Agreement will be allocated only to Non-Key Employees.

3.

The following provisions will apply to investment of Plan Contributions in Company Stock. Pursuant to the Trustees' investment powers as provided in Section 4.3(a) of the Trust Agreement, the Plan is hereby permitted to hold Northeast Bancorp Stock.

	(a)	Definitions.
(1) "Company Stock" means the common stock of Northeast Bancorp, as traded on the AMEX.
(2) "Custodian" means Commonwealth Financial Network. The Custodian is an Investment Manager, as defined in Section 3(38) of ERISA with respect to Company Stock.
	(b)	Limitations on Company Stock.
(1) A Participant's investment in Company Stock will be part of such Participant's applicable Account(s) as defined in Section 8.1 of the Plan.
(2) Contributions invested in Company Stock may not be withdrawn for loans nor used to secure a loan under the Plan.
	(c)	Purchase and Sale of Company Stock.
(1)

Anything in Section 2.5 of the Trust Agreement to the contrary notwithstanding, the Trustees may direct the Custodian to purchase shares of Company Stock in the open market upon the receipt by the Custodian of the written request from the Employer pursuant to a non-discriminatory purchasing program developed by the Custodian to effect such purchases in an orderly manner without disruption of the market for such stock.

(2)

If a Participants Vested Interest in his Account(s) is to be distributed on account of such Participants retirement, disability, death, termination of employment, or as a result of a qualified domestic relations order, as provided in Section 13.7 of the Plan, or the minimum distribution rules of Section 13.3 of the Plan, the Trustees will direct the Custodian to sell the Participant's shares of Company Stock or distribute such stock in-kind, at the election of the Participant or designated Beneficiary. The amount of cash (attributable to the Participants shares of Company Stock) will be determined on the basis of the price or the average of the prices realized on disposition of such shares on the day or days during the calendar month as may be designated by the Trustees in a uniform and nondiscriminatory manner. Notwithstanding the foregoing, the Custodian may net out transactions internally (so as not to be both a buyer and a seller on the open market) at the then prevailing market prices as determined by the Custodian.

	(d)	Voting of Shares.
(1)

Anything in Section 3.3(i) of the Trust Agreement to the contrary notwithstanding, whenever any proxies or consents are solicited from shareholders, each Participant (or Designated Beneficiary in the case of a deceased Participant) whose Account(s) reflects investment in Company Stock, will have the right to direct the Trustees, in writing, as to the manner in which such shares will be voted. The Trustees (or their authorized representative) or the custodian will utilize their best efforts to distribute or cause to be distributed in a timely manner to each Participant (or Designed Beneficiary) a copy of the proxy solicitation material sent to shareholders, together with a form addressed to the Trustees (or their authorized representative) or the Custodian, confidential, written instructions as to the manner in which such shares will be voted. If the instructions are sent to the Trustees' authorized representative or to the Custodian, the authorized representative or Custodian must communicate the instructions to the Trustees. Upon receipt of the instructions, the Trustees will vote such shares as instructed. Shares of Company Stock as to which the Trustees receive no voting instructions will be voted by the Trustees in the same proportion as shares are to be voted pursuant to the written voting instructions received by the Trustees.

(2)

Each Participant (or designed Beneficiary) will be entitled to one vote for each fulI share of Company Stock allocated to his Accounts. Fractional shares of company Stock shall be not considered for voting.

	(e)	Valuation.
(1)

Shares of Company Stock will be valued as of the last business day of each Plan Year (or at such other times as the Trustees determine) by the Custodian or, if Company Stock is not publicly traded on an established market at such time, by an appraiser meeting requirements similar to the requirements prescribed under regulations issued under section l70(a)(l) of the Internal Revenue code of 1986, as amended. Any dividends received on Company Stock will be paid in cash and will be part of the Participants applicable Account(s).

(2)

The Trustees (or their authorized representative) will maintain adequate records of the cost basis of Company Stock reflected in each of the Participant's applicable Account(s). The Trustees may, from time to time, modify their accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among Participant's Accounts, in accordance with this Plan and the applicable requirements of ERISA and the Internal Revenue Code of 1986, as amended.

	(f)	Named Fiduciary Status/Confidentiality.
(1)

Each Participant (or Designated Beneficiary in the case of a deceased Participant) shall be deemed to be a "named fiduciary" [within the meaning of Section 402(a) of ERISA] with respect to the voting of the shares of Company Stock as to which such Participant (or Designated Beneficiary) has the right of direction. Directions received from Participants (or Designated Beneficiaries) by the Trustees, (or their authorized representative) or the Custodian shall be held in strict confidence and shall not be divulged or released to any person, including Employees, officers or directors of any Employer; provided, however, that, to the extent necessary for the operation of the Plan, such directions may be relayed by the Trustees to a recordkeeper or auditor for the Plan which recordkeeper or auditor is not an Employer and agrees not to divulge such directions to any other person, including Employees or officers or directors of any Employer.

4.	Participants will be allowed to have a maximum of 2 loans outstanding at any time.

Effective July 1, 1997, the Plan is being amended and restated to bring it into compliance with various changes brought about by the Uniformed Services Employment and Reemployment Rights Act (USERRA), the Small Business Job Protection Act of 1996, (SBJPA), the Taxpayer Relief Act of 1997 (TRA' 97), and the Community Renewal Tax Relief Act of 2000 (CRA 2000), referred to as "GUST".

Unless otherwise indicated in the attached Adoption Agreement, Plan and Trust Agreement, the changes made by GUST, related regulations and IRS guidance are effective on the applicable dates specified below:

(a)   Code section 414(u), as amended by USERRA effective December 12, 1994.

(b)   SBJPA, for Plan Years beginning after December 31, 1996.

(c)   TRA' 97, for Plan Years beginning after December 31, 1996.

(d)   CRA 2000, for years beginning on and after January 1, 2001.

Amendments subsequent to this restatement shall start with Amendment No. 1.

In no event will this Amendment reduce the benefits or lessen the rights of any Employee with respect to those benefits accrued prior to the date this Amendment is adopted.

990794\ GUST Addendum

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                            Page 1
1.	TYPE OF PLAN	This Plan is a Tax-Favored Savings Plan:
		(a)	(1)	[ ]	with a non-integrated allocation of Employer Non-Matching Contributions.
			(2)	[X]	with an integrated allocation of Employer Non-Matching Contributions.
		(b)	[ ]	with an age weighted allocation method of Employer Non-Matching Contributions.
		(c)	[ ]	with a points allocation method of Employer Non-Matching Contributions.
		(d)	[ ]

with a job classification or Band allocation method of Employer Non-Matching Contributions, in accordance with Section 12(a)(5), (6), (7) or (8), cross-tested in accordance with Section 1.401(a)(4)-8 of the Internal Revenue Service regulations.

		(e)	[ ]	with a job classification allocation method of Employer Non-Matching Contributions, rate-group tested in accordance with Section 1.401(a)(4)-2(c) of the Internal Revenue Service regulations.
		(f)	[X]	with Elective Contributions and/or Matching Contributions under Code section 401(k) and/or 401(m). This option may be elected with Section 1(a), (b), (c), (d) or (e).
		(g)	[ ]

with Safe Harbor Provisions intended to satisfy Code section 40l(k)(12) and 401(m)(11) and the requirements of Section 3.7 of the Plan. This option may be selected with Section 1(a), (b), (c), (d) or (e).

		(h)	[ ]

with SIMPLE Provisions intended to satisfy Code sections 401(k)(11) and 401(m)(10) and the requirements of Section 3.12 of the Plan. This option may only be selected if the Plan Year is the calendar year. An amendment to have the SIMPLE Provisions no longer apply, must be effective the next January 1.

2.	EFFECTIVE DATE OF ADOPTION AGREEMENT	Execution of this Adoption Agreement constitutes:
		(a)	[ ]	The initial adoption by the Employer of a Tax-Favored Savings Plan and Trust to be effective as of:
					_______________ MM	_______________ DD	_______________ YYYY
		(b)	[X]	An amendment of the Employers previous Adoption Agreement for this Plan, originally effective 05-01-1983, and last amended on 01-01-2002. The effective date of this Adoption Agreement is:
					07 MM	01 DD	1997 YYYY
(Approved 04/17/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                                 Page 2
2.	EFFECTIVE DATE OF ADOPTION AGREEMENT (Continued)	(c)	[ ]

An amendment of an existing plan and trust, which constituted a plan and trust meeting the requirements of Code sections 401(a), 50 1(a) and 401(k), as applicable, initially established by the Employer effective ______. The effective date of this Adoption Agreement is:

				_______________ MM		_______________ DD	_______________ YYYY
		(d)	[ ]	The effective date of the cash or deferred arrangement is:
			(1)	[ ]	The same as the effective date shown in Section 2(a), (b) or (c)
			(2)	[ ]	_______________ MM	_______________ DD	_______________ YYYY
3.	PLAN YEAR	(a)	[X]	The Plan Year will be a 12-consecutive-month period commencing with the effective date of this Adoption Agreement (as shown in Section 2 above) and with each anniversary thereof.
		(b)	[ ]

The Plan Year will be the period from the effective date of this Adoption Agreement (as shown in Section 2 above) through ___________, (inclusive, not to exceed 12-consecutive-months), and each succeeding 12-consecutive-month period thereafter, commencing with ___________.

		(c)	[ ]

The Plan Year prior to the effective date of this Adoption Agreement (as shown in Section 2 above) will be the period _______ through __________, (inclusive, not to exceed 12-consecutive-months). Thereafter, the Plan Year will be each succeeding 12-consecutive-month period commencing on ______.

		(d)	[ ]

The Plan Year will be the period from the date shown in Section 2 through ___________ (inclusive, not to exceed 12-consecutive-months), and each succeeding 12-consecutive-month period thereafter through __________. The period ___________ through ___________ will be a Plan Year and, thereafter, the Plan Year will be each succeeding 12-consecutive-month period commencing on _______.

		NOTE:		If the Employer selects Section 2(a) above and the Plan covers any Self-employed Individual, as defined in Section 1.36 of the Plan, the Taxable Year MUST be designated as the Plan Year.
(Approved 04117/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 3
4.	PLAN ANNIVERSARY	(a)	[X]	The Plan Anniversary is 07-01-1998 and the anniversary of such date in each succeeding year.
		(b)	[ ]

The Plan Anniversary is ___________ and the anniversary of such date in each succeeding year up through ___________. Thereafter, the Plan Anniversary is ___________, and the anniversary of such date in each succeeding year.

		(c)	[ ]

The Plan Anniversary prior to the effective date of this Adoption Agreement (as shown in Section 2 above) is ___________. The Plan Anniversary on and after the effective date of this Adoption Agreement (as shown in Section 2 above) shall continue to be the anniversary of such date in each succeeding year.

5.	SERVICE FOR PREDECESSOR ENTITY	Service for a predecessor entity (including service as a sole proprietor or partner) whose trade or business was acquired by the Employer to be included as service for the Employer:
		(a)	[X]	Yes
Specify Name of Predecessor Entity:
Subsidiaries of Northeast Bancorp and all acquisitions by Northeast Bancorp or its subsidiaries
		(b)	[ ]	No
Where the Employer maintains the plan of a predecessor entity, service for such predecessor entity will be treated as service for the Employer.
6.	ELIGIBILITY REQUIREMENTS	(a)	Eligible Employment
(1)

Employees, as defined in Section 1.13 of the Plan, who are covered under a collective bargaining agreement between the Employer and the Employee Representatives, where retirement benefits were the subject of good faith bargaining and provided two percent (2%) or less of the Employees who are covered pursuant to such agreement are professionals, as defined in Internal Revenue Service Regulation 1.41 0(b)-9, to be eligible to participate in the Plan (indicate yes or no):

				(i)	[X]	No
				(ii)	[ ]	Yes [Specify which collective bargaining unit(s)]
___________________________________________________
___________________________________________________

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 4

6.	ELIGIBILITY REQUIREMENTS (Continued)		NOTE:		For this purpose, the term "Employee Representatives" will not include any organization more than one-half of whose members are Employees who are owners, officers or executives of the Employer.
		(2)	Other Employees to be excluded from participation in the Plan:
			(i)	[ ]	None excluded
			(ii)	[X]	Only those Employees in the classifications checked below to be excluded:
				(A)	[ ]	Salaried
				(B)	[ ]	Hourly Paid
				(C)	[ ]	Commissioned
				(D)	[ ]	Leased Employees
				(E)	[ ]	Non-resident aliens
				(F)	[ ]

Employees who became Employees as a result of a Code section 410(b)(6)(C) transaction. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A Code section 410(b)(6)(C) transaction is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

				(G)	[ ]	Other (Specified)
Non-resident aliens who receive no U.S. source earned income
__________________________________________________
__________________________________________________
__________________________________________________
		3.	The applicable option in (3)(i) or (3)(ii), below, must be selected if the Employer is a member of a group(s) of employers, as described in Section 9.1(e) of the Plan.
			(i)	[ ]	Employees of other members of such group(s) will be excluded.
			(ii)	[ ]

Employees of other members of such group(s) other than the Employees of the Employers who have executed an Adoption and Acceptance Agreement in accordance with Section 18.10 of the Plan will be excluded. (Plans maintained by the Employer, and its Affiliates, as defined in Section 1.2 of the Plan)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 5

6.	ELIGIBILITY REQUIREMENTS (Continued)	(b)

Age and Service Requirements for Elective Contributions, Basic Matching Contributions, Enhanced Matching Contributions, SIMPLE Matching Contributions or SIMPLE Non-elective Contributions, as applicable:

			(1)	Age Last Birthday:
				(i)	[ ]	No minimum age. Must be selected with Section 7(a)(8).
				(ii)	[X]	Minimum age on Entry Date 21 [may not be more than 20 1/2 unless Section 7(a)(3), 7(a)(4) or 7(a)(5) is also selected, and in no event more than 21].
			(2)	Service Requirement:
				(i)	[ ]	None. Must be selected with Section 7(a)(8).
				(ii)	[X]	1/2 Year of Service.
"1/2 Year of Service" means 6 consecutive calendar months (computed from the date an Employee performs the first Hour of Service for the Employer).
						(A)	[ ]	Hours of Service required.
						(B)	[ ]	500 Hours of Service required. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]

In no event will the selection of this requirement cause an Employee to become a Participant on a date later than the date on which he would become a Participant if 1 Year of Service in (iii) following had been selected.

				(iii)	[ ]	1 Year of Service. (May be selected only if Section 7(a)(3), 7(a)(4) or 7(a)(5) is also selected.)
				(iv)	[X]	Month(s) of Service.

"Months of Service" means consecutive calendar months (computed from the date an Employee performs the first Hour of Service for the Employer) during which an Employee performs at least one Hour of Service.

				(v)	[ ]

Other ___________ (Specify. Service selected must be other than Section 6(b)(2)(i), 6(b)(2)(ii) or 6(b)(2)(iv) and must be less than Section 6(b)(2)(iii), above.) An Employee will not be required to complete any specific number of Hours of Service if this option is selected.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 6
6.	ELIGIBILITY REQUIREMENTS (Continued)	(c)	Age and Service Requirements for Matching Contributions or ACP Test Safe Harbor Matching Contributions, as applicable:
		[X]	Not Applicable. The Age and Service Requirements of Section 6(b) will also apply to Matching Contributions or ACP Test Safe Harbor Matching Contributions, as applicable.
		[ ]	Not Applicable. The Age and Service Requirements of Section 6(d) will also apply to Matching Contributions or ACP Test Safe Harbor Matching Contributions, as applicable.
			(1)	Age Last Birthday:
				(i)	[ ]	No minimum age. Must be selected with Section 7(b)(3)(viii).
				(ii)	[ ]	Minimum age on Entry Date ________ [may not be more than 20 1/2 unless Section 7(b)(3)(iii), 7(b)(3)(iv) or 7(b)(3)(v) is also selected, and in no event more than 21].
			(2)	Service Requirement:
				(i)	[ ]	None. Must be selected with Section 7(b)(3)(viii).
				(ii)	[ ]	1/2 Year of Service.
"1/2 Year of Service" means 6 consecutive calendar months (computed from the date an Employee performs the first Hour of Service for the Employer).
						(A)	[ ]	No Hours of Service required.
						(B)	[ ]	500 Hours of Service required. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]

In no event will the selection of this requirement cause an Employee to become a Participant on a date later than the date on which he would become a Participant if 1 Year of Service in (iii) following had been selected.

				(iii)	[ ]	1 Year of Service. (May be selected only if Section 7(b)(3)(iii), 7(b)(3)(iv) or 7(b)(3)(v) is also selected.)
				(iv)	[ ]

_______________ Month(s) of Service.
"Months of Service" means consecutive calendar months (computed from the date an Employee performs the first Hour of Service for the Employer) during which an Employee performs at least one Hour of Service.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 7
6.	ELIGIBILITY REQUIREMENTS (Continued)			(v)	[ ]

Other __________________________________________(Specify.Service selected must be other than Section 6(c)(2)(i), 6(c)(2)(ii) or (Continued) 6(c)(2)(iv) and must be less than Section 6(c)(2)(iii), above.) An Employee will not be required to complete any specific number of Hours of Service if this option is selected.

		(d)	Age and Service Requirements for Non-Matching Contributions:
		[ ]	Not Applicable. The Age and Service Requirements of Section 6(b) will also apply to Non-Matching Contributions.
		[ ]	Not Applicable. The Age and Service Requirements of Section 6(c) will also apply to Non-Matching Contributions.
			(1)	Age Last Birthday:
			(	(i)	[ ]	No minimum age. Must be selected with Section 7(c)(3)(viii)
				(ii)	[X]	Minimum age on Entry Date 21 [may not be more than 20-1/2 unless Section 7(c)(3)(iii), 7(c)(3)(iv) or 7(c)(3)(v) is selected, and in no event more than 21].
			(2)	Service Requirement:
				(i)	[ ]	None. Must be selected with Section 7(c)(3)(viii)
				(ii)	[ ]	1/2 Year of Service.
"1/2 Year of Service" means 6 consecutive calendar months (computed from the date an Employee performs the first Hour of Service for the Employer).
						(A)	[ ]	No Hours of Service required.
						(B)	[ ]	500 Hours of Service required. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]

In no event will the selection of this requirement cause an Employee to become a Participant on a date later than the date on which he would become a Participant if 1 Year of Service in (iii) following had been selected.

				(iii)	[X]	1 Year of Service. (May be selected only if Section 7(c)(3)(iii), 7(c)(3)(iv) or 7(c)(3)(v) is also selected.)
				(iv)	[ ]	2 Years of Service. (May be selected only if Section 7(c)(3)(iii), 7(c)(3)(iv) or 7(c)(3)(v) is also selected, AND vesting Schedule A has been selected in Section 16.)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 8
6.	ELIGIBILITY REQUIREMENT (Continued)			(v)	[ ]

_________ Month(s) of Service.

"Months of Service" means consecutive calendar months (computed from the date an Employee performs the first Hour of Service for the Employer) during which an Employee performs at least one Hour of Service.

				(vi)	[ ]

Other ____________ (Specify. Service selected must be other than Section 6(d)(2)(i), 6(d)(2)(ii), 6(d)(2)(iii) or 6(d)(2)(v) and must be less than Section 6(d)(2)(iv), above.) An Employee will not be required to complete any specific number of Hours of Service if this option is selected.

		(e)	Eligibility Computation Period:
			(1)	[ ]	the 12 consecutive-month period commencing on the date the Employee first performs an Hour of Service for the Employer and anniversaries thereof.
			(2)	[X]

the 12 consecutive-month period commencing on the date the Employee first performs an Hour of Service for the Employer. The succeeding 12 consecutive-month periods commence with the first Plan Year which commences prior to the first anniversary of the date the Employee first performed an Hour of Service, and anniversaries thereof.

7.	ENTRY DATE	(a)

Entry Date for Elective Contributions, Basic Matching Contributions, Enhanced Matching Contributions, Safe Harbor Non-elective Contributions, SIMPLE Matching Contributions or SIMPLE Non-elective, as applicable:

If Section 7(a)(1), 7(a)(6) or 7(a)(7) is selected, the Employer MUST also select 7(a)(2), 7(a)(3), 7(a)(4), 7(a)(5) or 7(a)(9), below. The Entry Date(s) under the Plan will be:
			(1)	[ ]

the Effective Date of the Plan without regard to the eligibility requirements, if any, selected by the Employer in Section 6(b), provided the Employee is in Eligible Employment on such Effective Date. Thereafter, the Entry Date will be the date selected under 7(a)(2), 7(a)(3), 7(a)(4), 7(a)(5) or 7(a)(9), below.

			(2)	[ ]	the Plan Anniversary.
			(3)	[ ]	the earlier of the Plan Anniversary or Semi-Anniversary.
			(4)	[X]	the first day of the Plan Quarter.
			(5)	[ ]	the first day of the calendar month.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 9
7.	ENTRY DATE (Continued)		(6)	[ ]

___________, without regard to the eligibility requirements, if any, selected by the Employer in Section 6(b), provided the Employee is in Eligible Employment on such date. Thereafter, the Entry Date will be the date selected under 7(a)(2), 7(a)(3), 7(a)(4), 7(a)(5) or 7(a)(9). The date(s) selected under this Section 7(a)(6) must be earlier than 7(a)(2), 7(a)(3), 7(a)(4), 7(a)(5) or 7(a)(9).

			(7)	[ ]

___________, provided the Employee has met the eligibility requirements selected by the Employer in Section 6(b) and is in Eligible Employment on such date. Thereafter, the Entry Date will be the date selected under 7(a)(2), 7(a)(3), 7(a)(4), 7(a)(5) or 7(a)(9). The date(s) selected under this Section 7(a)(7) must be earlier than 7(a)(2), 7(a)(3), 7(a)(4), 7(a)(5) or 7(a)(9).

			(8)	[ ]	the Eligible Employee's date of hire. [This option may only be selected if Sections 6(b)(l)(i) and 6(b)(2)(i) are also selected.]
			(9)	[ ]	Other: [Specify.] _______________________________________
_____________________________________________________
_____________________________________________________
NOTE:

If Section 7(a)(1), 7(a)(6) or 7(a)(7) is selected, an Employee who is eligible to participate as of the Effective Date in Section 7(a)(l), or the applicable date in Section 7(a)(6) or 7(a)(7), but elects not to make Elective Contributions when first eligible will not be required to meet the eligibility requirements, if any, selected in Section 6(b) with respect to any subsequent Entry Date(s), subject to the last paragraph of Section 2.5 of the Plan.

		(b)	Entry Date for Matching Contributions or ACP Test Safe Harbor Matching Contributions, as applicable:
			(1)	[X]	Not Applicable. This Plan uses the Entry Date selected in Section 7(a) above for Matching Contributions or ACP Test Safe Harbor Matching Contributions, as applicable.
			(2)	[ ]	Not Applicable. This Plan uses the Entry Date selected in Section 7(c) below for Matching Contributions or ACP Test Safe Harbor Matching Contributions, as applicable.
			(3)	[ ]

If Section 7(b)(3)(i), 7(b)(3)(vi) or 7(b)(3)(vii) is selected, the Employer MUST also select 7(b)(3)(ii), 7(b)(3)(iii), 7(b)(3)(iv), 7(b)(3)(v) or 7(b)(3)(ix), below. The Entry Date(s) under the Plan will be:

				(i)	[ ]

the Effective Date of the Plan without regard to the eligibility requirements, if any, selected by the Employer in Section 6(c), provided the Employee is in Eligible Employment on such Effective Date. Thereafter, the Entry Date will be the date selected under 7(b)(3)(ii), 7(b)(3)(iii), 7(b)(3)(iv), 7(b)(3)(v) or 7(b)(3)(ix), below.

(Approved 04/17/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 10
7.	ENTRY DATE (Continued)			(ii)	[ ]	the Plan Anniversary.
				(iii)	[ ]	the earlier of the Plan Anniversary or Semi-Anniversary.
				(iv)	[ ]	the first day of the Plan Quarter.
				(v)	[ ]	the first day of the calendar month.
				(vi)	[ ]

____________,without regard to the eligibility requirements, if any, selected by the Employer in Section 6(c), provided the Employee is in Eligible Employment on such date. Thereafter, the Entry Date will be the date selected under 7(b)(3)(ii), 7(b)(3)(iii), 7(b)(3)(iv), 7(b)(3)(v) or 7(b)(3)(ix). The date(s) selected under this Section 7(b)(3)(vi) must be earlier than 7(b)(3)(ii), 7(b)(3)(iii), 7(b)(3)(iv), 7(b)(3)(v) or 7(b)(3)(ix).

				(vii)	[ ]

___________, provided the Employee has met the eligibility requirements selected by the Employer in Section 6(c) and is in Eligible Employment on such date. Thereafter, the Entry Date will be the date selected under 7(b)(3)(ii), 7(b)(3)(iii), 7(b)(3)(iv), 7(b)(3)(v) or 7(b)(3)(ix). The date(s) selected under this Section 7(b)(3)(vii) must be earlier than 7(b)(3)(ii), 7(b)(3)(iii), 7(b)(3)(iv), 7(b)(3)(v) or 7(b)(3)(ix).

				(viii)	[ ]	the Eligible Employee's date of hire. [This option may only be selected if Sections 6(c)(l)(i) and 6(c)(2)(i) are also selected.]
				(ix)	[ ]	Other: [Specify.] _________________________________
_______________________________________________
NOTE:

If Section 7(b)(3)(i), 7(b)(3)(vi) or 7(b)(3)(vii) is selected, an Employee who is eligible to participate as of the Effective Date in Section 7(b)(3)(i), or the applicable date in Section 7(b)(3)(vi) or 7(b)(3)(vii), but elects not to make Elective Contributions when first eligible will not be required to meet the eligibility requirements, if any, selected in Section 6(c) with respect to any subsequent Entry Date(s), subject to the last paragraph of Section 2.5 of the Plan.

		(c)	Entry Date for Non-Matching Contributions:
			(1)	[X]	Not Applicable. This Plan uses the Entry Date selected in Section 7(a) for Non-Matching Contributions.
			(2)	[ ]	Not Applicable. This Plan uses the Entry Date selected in Section 7(b) for Non-Matching Contributions.
			(3)	[ ]

If Section 7(c)(3)(i), 7(c)(3)(vi) or 7(c)(3)(vii) is selected, the Employer MUST also select 7(c)(3)(ii), 7(c)(3)(iii), 7(c)(3)(iv), 7(c)(3)(v) or 7(c)(3)(ix), below. The Entry Date(s) under the Plan will be:

				(i)	[ ]

the Effective Date of the Plan without regard to the eligibility requirements, if any, selected by the Employer in Section 6(d), provided the Employee is in Eligible Employment on such Effective Date. Thereafter, the Entry Date will be the date selected under 7(c)(3)(ii), 7(c)(3)(iii), 7(c)(3)(iv), 7(c)(3)(v) or 7(c)(3)(ix), below.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 11
7.	ENTRY DATE (Continued)			(ii)	[ ]	the Plan Anniversary.
				(iii)	[ ]	the earlier of the Plan Anniversary or Semi-Anniversary.
				(iv)	[ ]	the first day of the Plan Quarter.
				(v)	[ ]	the first day of the calendar month.
				(vi)	[ ]

_________, without regard to the eligibility requirements, if any, selected by the Employer in Section 6(d), provided the Employee is in Eligible Employment on such date. Thereafter, the Entry Date will be the date selected under 7(c)(3)(ii), 7(c)(3)(iii), 7(c)(3)(iv), 7(c)(3)(v) or 7(c)(3)(ix). The date(s) selected under this Section 7(c)(3)(vi) must be earlier than 7(c)(3)(ii), 7(c)(3)(iii), 7(c)(3)(iv), 7(c)(3)(v) or 7(c)(3)(ix).

				(vii)	[ ]

________, provided the Employee has met the eligibility requirements selected by the Employer in Section 6(d) and is in Eligible Employment on such date. Thereafter, the Entry Date will be the date selected under 7(c)(3)(ii), 7(c)(3)(iii), 7(c)(3)(iv), 7(c)(3)(v) or 7(c)(3)(ix). The date(s) selected under this Section 7(c)(3)(vii) must be earlier than 7(c)(3)(ii), 7(c)(3)(iii), 7(c)(3)(iv), 7(c)(3)(v) or 7(c)(3)(ix).

				(viii)	[ ]	the Eligible Employee's date of hire. [This option may only be selected if Sections 6(d)(1)(i) and 6(d)(2)(i) are also selected.]
				(ix)	[ ]	Other: [Specify] ________________________
NOTE:

If Section 7(c)(3)(i), 7(c)(3)(vi) or 7(c)(3)(vii) is selected, an Employee who is eligible to participate as of the Effective Date in Section 7(c)(3)(i), or the applicable date in Section 7(c)(3)(vi) or 7(c)(3)(vii), but elects not to make Elective Contributions when first eligible will not be required to meet the eligibility requirements, if any, selected in Section 6(d) with respect to any subsequent Entry Date(s), subject to the last paragraph of Section 2.5 of the Plan.

8.	HOURS OF SERVICE/ELAPSED TIME	Service under the Plan, will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under this Plan.
		(a)	[X]

Actual Hours. Hours of Service will be credited on the basis of actual hours for which an Employee is paid or entitled to payment. (IF THIS OPTION IS SELECTED, THE EMPLOYER MUST MAINTAIN RECORDS OF ACTUAL HOURS WORKED FOR EACH EMPLOYEE).

		(b)	[ ]	Days Worked. An Employee will be credited with 10 Hours of Service if, under Section 1.18 of the Plan, such Employee would be credited with at least one Hour of Service during the day.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 12
8.	HOURS OF SERVICE/ ELAPSED TIME (Continued)	(c)	[ ]	Weeks Worked. An Employee will be credited with 45 Hours of Service if, under Section 1.18 of the Plan, such Employee would be credited with at least one Hour of Service during the week.
		(d)	[ ]

Semi-Monthly Payment Period. An Employee will be credited with 95 Hours of Service if, under Section 1.18 of the Plan, such Employee would be credited with at least one Hour of Service during the semi-monthly payroll period.

		(e)	[ ]	Months Worked. An Employee will be credited with 190 Hours of Service if, under Section 1.18 of the Plan, such Employee would be credited with at least one Hour of Service during the month.
		(f)	[ ]	Elapsed Time. Election of this option will be subject to Sections 1.7, 1.27 and 1.47 of the Plan.
(g)

For purposes of participation in this Plan, a leased employee shall only be considered an Employee of the Employer after the completion of 1500 Hours of Service with the Employer, unless otherwise elected below:

			(1)	[ ]	Completion of 1,000 Hours of Service with the Employer is required.
9.	COMPENSATION/HIGHLY COMPENSATED EMPLOYEE ELECTIONS	Compensation, as defined in Section 1.5 of the Plan will mean all of the Participants
		(a)	[X]

Wages, as defined in Code section 340l(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed [such as the exception for agricultural labor in Code section 3401(a) (2)] which is actually paid during the Plan Year; or

		(b)	[ ]

Information required to be reported under Code sections 6041, 6051 and 6052 (wages, tips and Other Compensation Box on Form W-2). Compensation is defined as wages, as defined in Code section 3401(a), and all other payments of Compensation which is actually paid during the Plan Year to an Employee by an Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d) and 6051(a)(3). Compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

		(c)	[ ]	Compensation, as defined in Section 9.1(b) of the Plan which is actually paid during the Plan Year.
(Approved 04/1 7/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 13
9.	COMPENSATION/HIGHLY COMPENSATED EMPLOYEE ELECTIONS (Continued)

Unless the Employer elected Section 9(d)(2)(v) below, for purposes of determining the amount of Elective Contributions, if any, the maximum Matching Contributions under Section 1l(a)(1), 11(a)(2), 11(a)(3) or 11(a)(4), and the tests described in Sections 3.6, 4.4, and 4.5 of the Plan, Compensation will include Elective Contributions under this Plan and all salary reduction contributions on behalf of the Participant that are not includible in gross income under Code sections 125, 402(e)(3), 402(h)(l)(B) and 403(b), 132(f) for Plan Years beginning on or after January 1,2001, and compensation deferred under Code section 457.

		(d)	If the Plan does not cover any Self-employed Individual, as defined in Section 1.36 of the Plan, indicate election below:
			(1)	[ ]	There will be no exclusions from Compensation (Must be selected if the Plan covers any Self-employed Individual, or if Section 11(i) is elected).
			(2)	[X]	One or more of the following categories of extra pay, if selected, will be excluded from Compensation (see NOTE below).
				(i)	[ ]	Overtime
				(ii)	[X]	Bonuses
				(iii)	[ ]	Commissions
				(iv)	[ ]	Reimbursement or other Expense Allowances, Moving Expenses, Fringe Benefits and Welfare Benefits
				(v)	(A)	[ ]	Elective contributions not includible in the gross income of the Employee under Code section 125, 402(e)(3), 402(h), 132(f) for Plan Years beginning on and after January 1, 2001, or 403(b).
					(B)	[ ]

Complete this Section 9(d)(2)(v)(B) only if the Plan has been operated since the first day of the first Plan Year beginning on or after January 1, 1998 (or any subsequent Plan Year beginning before January 1, 2001) by excluding from the definition of Compensation any amount that is contributed by the Employer pursuant to a salary reduction agreement that is not includible in the Employee's gross income under Code section 132(f).

For Plan Years beginning on and after ___________, Compensation shall not include elective amounts that are not includible in the gross income of the Employee under Code section 132(f).
				(vi)	[X]	Other
RSC Program Pay
________________________________________________
(Specify, if "Other" is elected)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 14
9.	COMPENSATION/HIGHLY COMPENSATED EMPLOYEE ELECTIONS (Continued)		(3)	If the Employer selected the SIMPLE Provisions in accordance with Section 1(h) and Section 3.12 of the Plan;
				(i)	Instead of the Matching Contribution described in Section 3.12(c)(ii)(l) of the Plan, the Employer elects to make the Non-elective Contribution described in Section 3.12(c)(ii)(2) of the Plan.
				(ii)	The lesser Compensation referred to in Section 3.12(c)(ii)(2) of the Plan shall be $_________ (must be less than $5,000).
NOTE:

If extra pay under Section 9(d)(2)(i), (ii), (iii) or (vi) is excluded, this Plan will be required to pass discrimination testing under Internal Revenue Service Regulation 1.414(s)-1T. If Section 9(d)(1) is selected, or extra pay under Section 9(d)(2)(iv) or elective contributions under Section 9(d)(2)(v) is excluded, no discrimination testing under Internal Revenue Service Regulation 1.414 (s)-1T will be required

(e)

If an Employees initial Entry Date or the date he resumes participation under the Plan following a One-Year Break in Service is other than the first day of a Plan Year, Compensation from the date the Participant commences/recommences participation to the end of the Plan Year will be used, unless otherwise elected below:

			(1)	[X]	Compensation for the entire Plan Year (Must be selected if the Employer also selected Section 11(i)).
		(f)	In determining who is a Highly Compensated Employee, the Employer makes the following elections, see Note below (select one or both):
			(1)	[X]

Top-paid group election. The effect of this election is that an Employee described in Section 3.8(b) of the Plan is a Highly Compensated Employee only if he was in the top-paid group for the Look-Back Year.

			(2)	[ ]

Calendar year election. The effect of this election is that the Look-Back Year is the calendar year beginning with or within the Look-Back Year. This election may not be used to determine Highly Compensated Employees under Section 3.8(a) of the Plan.

NOTE:

The election(s) in Section 9(f) above, once made, apply for all subsequent Plan Years unless changed by the Employer. If both elections are made for a Plan Year, the Look-Back Year for determining the top-paid group must be the calendar year beginning with or within the Look-Back Year under Section 3.8 of the Plan. These elections must apply to all plans of the Employer, as defined in Section 9.1(e) of the Plan, for Determination Years beginning on and after January 1, 2000.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 15
10.	ELECTIVE/QUALIFIED NON-ELECTIVE/QUALIFED MATCHING CONTRIBUTIONS	(a)	Subject to the limitations of Section 3.1 of the Plan, Elective Contributions will be made on the Participant's behalf in an amount equal to:
			(1)	[ ]	from $_______ to $_______, subject to the limitations on Compensation under the NOTE below.
			(2)	[X]	from 1% (not less than 1% and MUST be in multiples of 1%) to l5% of his Compensation, as described in Section 9.
			(3)	[ ]	in multiples of 1% of Compensation, subject to the limitations under the Note below.
		NOTE:		The percentage/amount selected cannot exceed ___% (complete, if applicable) of Compensation and in no event more than the amount permitted under Code sections 402(g) and 415.
		(b)	Subject to Section 3.2 of the Plan, a Participant may change the rate of Elective Contributions as of (select one):
			(1)	[ ]	the Plan Anniversary.
			(2)	[ ]	the Plan Anniversary and Semi-Anniversary.
			(3)	[X]	the first day of any Plan Quarter.
			(4)	[ ]	the first day of any calendar month.
			(5)	[ ]	any business day.
		(c)	[X]	The Employer elects, for the ADP Test (select one or both):
			(1)	[X]	The Current Plan Year Testing Method described in Section 3.6(d) of the Plan. THIS OPTION MAY ONLY BE ELECTED IF SECTION 11(c)(l) IS ALSO ELECTED.
			(2)	[ ]	The Early Participation Rule described in Section 3.6(f) of the Plan.
		(d)	[ ]	This Plan is not a successor plan and the Employer elects to use the 3% first Plan Year rule for the ADP Test. THIS OPTION MAY NOT BE ELECTED IF SECTION 10(c)(l) IS ALSO ELECTED.
		(e)	[X]	The Employer elects, for purposes of the ADP Test, to provide and/or treat as Elective Contributions (select, as appropriate):
			(1)	[X]	Qualified Non-elective Contributions
			(2)	[X]	Qualified Matching Contributions when made.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 16
10.	ELECTIVE/QUALIFIED NON-ELECTIVE/QUALIFIED MATCHING CONTRIBUTIONS (Continued)	(f)	[X]	The amount of Qualified Non-elective Contributions in Section 10(e)(1) taken into account for the ADP Test will be (select one):
			(1)	[ ]	All such Qualified Non-elective Contributions.
			(2)	[X]	Only the amount needed to pass the ADP Test. THIS OPTION MAY ONLY BE ELECTED IF THE EMPLOYER HAS ELECTED THE CURRENT PLAN YEAR TESTING METHOD IN SECTION 10(c).
		(g)	[X]	The amount of Qualified Matching Contributions in Section l0(e)(2) taken into account for the ADP Test will be (select one):
			(1)	[ ]	All such Qualified Matching Contributions
			(2)	[X]	Only the amount needed to pass the ADP Test. THIS OPTION MAY ONLY BE ELECTED IF THE EMPLOYER HAS ELECTED THE CURRENT PLAN YEAR TESTING METHOD IN SECTION 10(c).
		(h)	[ ]

For purposes of the ADP Test, instead of allocating Qualified Non-Elective Contributions and/or Qualified Matching Contributions to the group of lowest paid Non-Highly Compensated Employees described in Section 5.1 of the Plan, the Employer elects to allocate such contributions to [specify category ("category" may consist of one Employee)] Non-Highly Compensated Employees:

			(1)	[ ]	who are employed on the last day of the Plan Year.
			(2)	[ ]	who terminated employment with the Employer during the Plan Year.
			(3)	[ ]	who terminated employment after completing more than 500 Hours of Service during the Plan Year.
			(4)	[ ]	who terminated employment after completing at least 1,000 Hours of Service during the Plan Year.
			(5)	[ ]	Other (specify category): _______________________________
____________________________________________________
____________________________________________________
		(i)	[ ]	Automatic Enrollment
			(1)	[ ]

Instead of the 3% Elective Contribution specified in Section 3.1 of the Plan, the Employer will reduce each Participant's Compensation by an amount equal to the percentage elected below and contribute such amount to the Plan on the Participant's behalf as an Elective Contribution, unless the Participant makes an affirmative election not to have his Compensation so reduced, or reduced by lesser or greater amounts (select one):

(Approved 04/17/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 17
10.	ELECTIVE/QUALIFIED NON-ELECTIVE/QUALIFED MATCHING CONTRIBUTIONS (Continued)			(i)	[ ]	6%
				(ii)	[ ]	____%
				(iii)	[ ]

The percentage declared for the Plan Year by the Employer by an instrument in writing or by resolution of its board of directors, where applicable, and communicated to such Participants on or before the first day of the Plan Year.

			(2)	[ ]	Instead of the group of Employees described at the end of the second paragraph of Section 3.1 of the Plan, the Employer elects to apply automatic enrollment to (select one):
				(i)	[ ]	Employees who are not yet eligible on the date this Section 10(i) is first effective for the Plan.
				(ii)	[ ]	Employees described in (2)(i) above and Eligible Employees who previously failed to make an affirmative election for the Plan.
			(3)	[ ]	The Employer elects the following default account for automatic enrollment (specify name of default fund):
____________________________________________________
____________________________________________________
		(j)	[ ]

The Employer elects to take into account elective contributions that are provided by a leasing organization on behalf of leased employees defined in Section 1.13 of the Plan ("offset elective contributions") for purposes of the Plan's ADP Test.

11.	MATCHING/QUALIFIED MATCHING CONTRIBUTIONS	(a)	In accordance with Section 4.1 of the Plan, the Employer may make contributions to the Plan, with respect to each Taxable Year during which the Plan is effective, as follows:
			(1)	[ ]

Percentage Match. An amount equal to _____% (MUST be in multiples of 5%) of each Participant's Elective Contribution. There will be no Matching Contribution in excess of  % of Compensation, as described in Section 9, or $___, whichever is less. This Matching Contribution is not discretionary and will be made to the Plan at any time during the Plan Year unless elected below:

				(i)	[ ]	The Employer elects to make this Matching Contribution on a discretionary basis at the end of the Plan Year and the amount may be changed in accordance with Section 11(a)(2).
			(2)	[X]

Elective/Elective Match. Matching Contributions up to 6% of Compensation, as described in Section 9, or $___, whichever is less, may be made on behalf of Participants for whom Elective Contributions were made for the Plan Year and allocated in accordance with Section 4.2 of the Plan. This contribution is discretionary and the amount may be changed annually by the Employer by an instrument in writing or by resolution of its board of directors, where applicable, and communicated to such Participants before the Employer's tax filing deadline (including extensions, where applicable).

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 18
11.	MATCHING/QUALIFIED MATCHING CONTRIBUTIONS (Continued)		(3)	[ ]

Tiered Match (see NOTE below). __________% for the first __________% of Elective contributions plus __________% for the next _________% plus __________% of the next __________%. There will be no Matching Contributions in excess of __________% of Compensation, as described in Section 9, or $___________.

					NOTE:	Complete the blanks in Section 11(a)(3) above in descending order, starting with the highest match first.
				(i)	[ ]	The Employer elects to make this Matching Contribution on a discretionary basis at the end of the Plan Year and the amount may be changed in accordance with Section 1l(a)(2).
			(4)	[ ]

Additional Match. In addition to the Matching Contributions provided for under Section 11(a)(1) except Section 1l(a)(1)(i) or 11(a)(3), except 11(a)(3)(i), the Employer elects the option to make additional Matching Contributions on a discretionary basis at the end of the Plan Year. Matching Contributions under this Section 11(a)(4) shall be allocated in accordance with Section 11(a)(l) or 11(a)(3), as applicable.

NOTE:

The amount of the contribution under Section 11(a)(1) except 1l(a)(l)(i), or Section 11(a)(3) except 1l(a)(3)(i), may be changed by the Employer at any time by an instrument in writing or by resolution of its board of directors, where applicable, provided the change is adopted on or before the effective date of the change.

			(5)	[ ]	Matching Contributions will not be provided.
		(b)	[X]

Hardship withdrawal of Matching Contributions (other than Qualified Matching and Qualified Non-Elective Contributions described in Section 5.1 of the Plan, or safe harbor contributions under Section 11(i)) will be permitted, subject to Sections 3.5 and 4.3 of the Plan.

		(c)	[X]	The Employer elects, for the ACP Test:
			(1)	[X]	The Current Plan Year Testing Method described in Section 4.4(d) of the Plan.
			(2)	[ ]

The Early Participation Rule described in Section 3.6(f) of the Plan. THIS OPTION MUST ALSO BE ELECTED IF SECTION 10(c)(2) IS ELECTED AND THE EMPLOYER PROVIDES MATCHING CONTRIBUTIONS UNDER SECTION 11(a).

		(d)	[ ]	This Plan is not a successor plan and the Employer elects to use the 3% first Plan Year rule for the ACP Test. THIS OPTION MAY NOT BE ELECTED IF SECTION 11(c)(1) IS ALSO ELECTED.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 19
11.	MATCHING/QUALIFIED MATCHING CONTRIBUTIONS (Continued)	(e)	[X]	Subject to Section 5.2 of the Plan, the Employer elects to take into account for computing the average actual contribution percentage (select, as appropriate):
			(1)	[X]	Elective Contributions.
			(2)	[X]	Qualified Non-elective Contributions.
		(f)	[X]	The amount of Elective Contributions taken into account under Section 11(e)(1), above, for purposes of the ACP Test will be (select one):
			(1)	[ ]	All such Elective Contributions.
			(2)	[X]	Only the amount needed to pass the ACP Test. THIS OPTION MAY ONLY BE ELECTED IF THE EMPLOYER HAS ELECTED THE CURRENT PLAN YEAR TESTING METHOD IN SECTION 1l(c)(l).
		(g)	[X]	The amount of Qualified Non-Elective Contributions taken into account under Section 11(e)(2), above, for purposes of the ACP Test will be (select one):
			(1)	[ ]	All such Qualified Non-elective Contributions.
			(2)	[X]	Only the amount needed to pass the ACP Test. THIS OPTION MAY ONLY BE ELECTED IF THE EMPLOYER HAS ELECTED THE CURRENT PLAN YEAR TESTING METHOD IN SECTION 11(c)(l).
		(h)	[ ]

For purposes of the ACP Test, instead of allocating Qualified Non-Elective Contributions to the group of lowest paid Non-Highly Compensated Employees described in Section 5.1 of the Plan, the Employer elects to allocate such contributions to [specify category ("category" may consist of a single Employee)] Non-Highly Compensated Employees:

			(1)	[ ]	Who are employed on the last day of the Plan Year.
			(2)	[ ]	Who terminated employment with the Employer during the Plan Year.
			(3)	[ ]	who terminated employment after completing more than 500 Hours of Service during the Plan Year.
			(4)	[ ]	who terminated employment after completing at least 1,000 Hours of Service during the Plan Year.
			(5)	[ ]	Other (specify category): _______________________________
____________________________________________________
____________________________________________________

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 20
11.	MATCHING/QUALIFIED MATCHING CONTRIBUTIONS (Continued)	(i)	In lieu of Basic Matching Contributions described in Section 3.7(b) of the Plan, the Employer will make the following contributions to the Plan (Select either (1) or (2), or both):
			(1)	[ ]

The Employer will make Safe Harbor Non-elective Contributions on behalf of each Eligible Non-Highly Compensated Employee in an amount equal to 3% of the Employee's Compensation, as defined in Section 3.7(a)(3) of the Plan, subject to the Employer's election of Section 1l(i)(5), unless the Employer elects a higher percentage here ______%.

			(2)	[ ]

The Employer will make Enhanced Matching Contributions on behalf of each Eligible Non-Highly Compensated Employee (subject to the Employer's election of Section 1l(i)(5))in an amount equal to the sum of:

				(i)	[ ]	The Eligible Employee's Elective Contributions that do not exceed _____% (from 3% to 6%) of the Eligible Employee's Compensation for the Plan Year plus
				(ii)	[ ]

______% of the Eligible Employee's Elective Contributions that exceed ______% (from 3% to 6%) of the Eligible Employee's Compensation for the Plan Year and that do not exceed ______% (from 3% to 6%) of the Eligible Employee's Compensation for the Plan Year.

NOTE:

THE FIRST AND LAST BLANKS IN (ii) MUST BE COMPLETED SO THAT AT ANY RATE OF ELECTIVE CONTRIBUTIONS, THE ENHANCED MATCHING CONTRIBUTION IS AT LEAST EQUAL TO THE MATCHING CONTRIBUTION RECEIVABLE IF THE EMPLOYER WERE MAKING BASIC MATCHING CONTRIBUTIONS, BUT THE RATE OF MATCH CANNOT INCREASE AS DEFERRALS INCREASE. FOR EXAMPLE, IF "4" IS INSERTED IN THE BLANK [IN (i), (ii) NEED NOT BE COMPLETED.

			(3)	[ ]

For the Plan Year, the Employer will make ACP Test Safe Harbor Matching Contributions on behalf of each Eligible Non-Highly Compensated Employee, subject to the Employer's election of Section 1l(i)(5), in the amount of (Select one):

				(i)	[ ]	_____% of the Eligible Employee's Elective Contributions that do not exceed 6 percent of the Eligible Employee's Compensation for the Plan Year.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 21
11.	MATCHING/QUALIFIED MATCHING CONTRIBUTIONS (Continued)			(ii)	[ ]

_____% of the Eligible Employee's Elective Contributions that do not exceed _____% of the Eligible Employee's Compensation for the Plan Year plus _____% of the Employee's Elective Contributions thereafter, but no Matching Contributions will be made on Elective Contributions that exceed 6% of Compensation. [THE NUMBER INSERTED IN THE THIRD BLANK CANNOT EXCEED THE NUMBER INSERTED IN THE FIRST BLANK.]

				(iii)	[ ]

The Eligible Employee's Elective Contributions that do not exceed a percentage of the Eligible Employee's Compensation for the Plan Year. Such percentage is determined by the Employer for the year but in no event can exceed 4% of the Eligible Employee's Compensation.

			(4)	[ ]

Vesting on ACP Test Safe Harbor Matching Contributions and Employer Non-Matching Contributions other than Safe Harbor Non-elective Contributions shall be 100% immediate, unless the Employer selects (complete if applicable):

				(i)	[ ]	The same vesting schedule selected in Section 16 for Employer contributions other than Safe Harbor contributions.
The following option 11(i)(5) may be selected with 11(i), (1), 11(i)(2) or 11(i)(3) above:
			(5)	[ ]	The Employer elects to apply the Safe Harbor Provisions to Eligible Highly Compensated Employees.
			(6)	[ ]	The Employer elects to (MUST select (a) or (b), below):
				(a)	[ ]

Make a "true-up" Matching Contribution at the end of the Plan Year, if necessary. For this purpose, a "true-up" Matching Contribution is an additional Matching Contribution, made at or after the close of the Plan Year, which when added to other Matching Contributions made during the Plan Year would produce an amount sufficient to satisfy the contribution requirements of Section 3.7(b) of the Plan.

				(b)	[ ]	Make Matching Contributions on a payroll-by-payroll basis.
		(j)	[ ]

The Employer elects to take into account matching contributions that are provided by a leasing organization on behalf of leased employees defined in Section 1.13 of the Plan ("offset matching contributions") for purposes of the Plan's ACP TEST.

		(k)	[ ]

The Employer elects to provide the Safe Harbor Contributions described in Section 11(i) under the following plan of the Employer
_______________________________________________________
                         (specify name of other plan)

_______________________________________________________

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 22
11.	MATCHING/QUALIFIED MATCHING CONTRIBUTIONS (Continued)	NOTE:

Notwithstanding the foregoing provisions of Section 11(k), such contributions shall be made to this Plan unless each Eligible Employee under this Plan is also eligible under the other plan and the other plan has the same Plan Year as this Plan.

12.	NON-MATCHING CONTRIBUTIONS	(a)

If the Employer makes an election in this Section 12(a) of this Adoption Agreement to provide a Non-Matching Contribution, such contribution will be a discretionary amount established annually by the Employer by an instrument in writing or by resolution of its board of directors, where applicable, and communicated to Eligible Employees, as defined in Section 1.11 of the Plan, before the Employer's tax filing deadline (including any extensions thereof, where applicable). Non-Matching Contributions will be allocated in accordance with Section 6.2 of the Plan and the Employer's selection under this Section 12(a).

			(1)	[ ]

Non-Integrated Non-Matching Contribution. Non-Integrated Non-Matching Contributions will be allocated to each Eligible Employee's Non-Matching Contribution Account in accordance with Section 6.2(a) of the Plan.

			(2)	[X]	Integrated Non-Matching Contribution. Integrated Non-Matching Contributions will be determined and allocated in accordance with (A) or (B) below, whichever applies:
				(A)	[ ]

(1) __________% of the Eligible Employee's Compensation, PLUS(2) ___________% of such Compensation in excess of the Social Security Taxable Wage Base, as defined below, in effect at the beginning of the Plan Year.

				(B)	[X]

(1) 2% of the Eligible Employee's Compensation, PLUS(2) 2% of such Compensation which is in excess of 80% of the Taxable Wage Base (not to exceed the Social Security Taxable Wage Base, as defined below, which is in effect at the beginning of the Plan Year).

The excess percentage selected in (A)(2) above may not be greater than the percentage selected in (A)(1) and such excess percentage may not exceed the greater of 5.7% or the Employer's federal tax rate applicable to the old age insurance portion of the Old Age, Survivors and Disability Insurance (OASDI) which is in effect under Section 3111(a) of the Code at the beginning of the applicable Plan Year.

The excess percentage selected in (B)(2) above may not be greater than the percentage selected in (B)(l) and such excess percentage may not exceed the applicable percentage shown in the following table:

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 23
12.	NON-MATCHING CONTRIBUTIONS (Continued)			If the dollar amount selected in (B) above is:
				more than	but not more than	the maximum excess per- centage is
				0	20% of the TaxableWage Base*	57%**
				20% of the TaxableWage Base*	80% of the Taxable Wage Base*	4.3%***
				80% of the Taxable Wage Base*	100%of the Taxable Wage Base*	5.4%***
*This amount may not be less than the greater of $10,000 or 20% of the Taxable Wage Base.
**This percentage is subject to change in accordance with section 401(1) of the Code.

***This excess percentage will be adjusted in proportion to any changes in the Employee's federal tax rate from 5.7% to the tax rate applicable to the old age insurance portion of the Old Age, Survivors and Disability Insurance (OASDI) which is in effect under Section 3111(a) of the Code at the beginning of the applicable Plan Year.

				NOTE:	The Social Security Taxable Wage Base (TWB) means, with respect to any year, the maximum amount of earnings which may be considered taxable wages for such year under section 3121 (a)(1) of the Code.
		(3)	[ ]

Points Allocation Non-Matching Contributions. Points allocation Non- Matching Contributions will be allocated to each Eligible Employee's Non-Matching Contribution Account in accordance with Section 6.2(c) of the Plan.

If the Employer has selected this Section 12(a)(3), Sections 12(a)(3)(A) and/or 12(a)(3)(B) must also be completed.
			(A)	Units of Compensation. A Participant will be credited with 1 point for each (select one):
				(1) [ ]	$50
				(2) [ ]	$100

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 24
12.	NON-MATCHING CONTRIBUTIONS (Continued)			(3)	[ ]	$150
				(4)	[ ]	$200
				of Compensation, as defined in Section 9.
			(B)

Points for Credited Service, as defined in Section 1.7 of the Plan. A Participant will be credited with _________ (not more than 10) points for each full year of Credited Service earned as of the last day of the Plan Year.

		(4)	[ ]

Age Weighted Non-Matching Contributions. Age weighted Non-Matching Contributions will be allocated to each Eligible Employee's Non-Matching Contribution Account in accordance with Section 6.2(d) of the Plan.

				One of the following interest rates must be selected for use in determining Participants' Adjusted Compensation, as defined in Section 6.2(d) of the Plan.
			(a)	[ ]	7.5%
			(b)	[ ]	8.0%
			(c)	[ ]	8.5%
		(5)	[ ]

Job Classification Non-Matching Contributions. Job classification Non- Matching Contributions if any, will be allocated on behalf of Eligible Employees of the Employer in each of the following job classifications in an amount, as shown below, but not less than the minimum selected by the Employer in Section 5(a) or (b) below, and allocated among the Eligible Employees of the Employer as provided for in Section 6.2(e) of the Plan. Describe each job classification below:

				1.	_______________________________________________
				2.	_______________________________________________
				3.	_______________________________________________
				4.	_______________________________________________
				5.	_______________________________________________
				NOTE:

Additional job classifications may be added by attaching a list showing the additional classifications and corresponding percentages (and minimum dollar amounts, if applicable) to the back of this Adoption Agreement (Exhibit A).

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 25
12.	NON-MATCHING CONTRIBUTIONS (Continued)

The Non-Matching Contribution made by the Employer for the first Plan Year will be equal to the percentage shown below, of the Compensation, as selected in Section 9 for each such Eligible Employee in such job classification. For subsequent Plan Years, the Employer will notify the Trustee in writing as to the amount of contributions to be allocated under each job classification at the same time and in the same manner as provided in the first paragraph of Section 12(a).

				PERCENTAGE	MINIMUM
			A.	___% for the job classification 1.	$ _______________
			B.	___% for the job classification 2.	$ _______________
			C.	___% for the job classification 3.	$ _______________
			D.	___% for the job classification 4.	$ _______________
			E.	___% for the job classification 5.	$ _______________
The percentages indicated above include any Safe Harbor Non-elective Contributions made by the Employer as specified in Section 3.7 of the Plan and Section 11(i) of the Adoption Agreement.
		(a)	[ ]

5% Minimum Gateway. The Non-Matching Contribution percentages shown above will not be less than 5% of Compensation, within the meaning of Code section 415(c)(3), for any Eligible Employee who is a Non-Highly Compensated Employee.

		(b)	[ ]

3:1 Ratio Minimum Gateway. The lowest percentage Non-Matching Contribution, as shown above, made by the Employer for any Eligible Employee who is a Non-Highly Compensated Employee will not be less than one-third (1/3) of the highest percentage Non-Matching Contribution made for any Eligible Employee who is a Highly Compensated Employee.

In calculating the minimum gateway under this Section 12(a), the Plan shall not take into account Elective Contributions or Matching Contributions or the imputation of permitted disparity under section 1.40l(a)(4)-7 of the regulations.

Job classification shall be determined based on the Eligible Employee's status as of the last day of the Plan Year.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 26
12.	NON-MATCHING CONTRIBUTIONS (Continued)	(6)	[ ]	Gradual Service Schedule. The Employer Non-Matching Contributions will be allocated to each Eligible Employee in each Band in accordance with Section 6.2(e) of the Plan:
Years of Credited Service*:	Percentage**:
Band 1: l or less	____%
Band 2: ___ to ___	____%
Band 3: ___ to ___	____%
Band 4: ___ to ___	____%
Band 5: ___ to ___	____%
Band 6: ___ to ___	____%
Band 7: ___ to ___	____%
Band 8: ___ to ___	____%
Band 9: ___ to ___	____%
Band 10: ___ to___	____%

*Years of Credited Service is as defined in Section 1.7 of the Plan. In specifying the number of years of Credited Service to be used in each Band, Bands must have a steady, gradual and uniform rate of progression (e.g. 2 to 6, 7 to 11, 12 to 16).

**The allocation rates for any Band cannot be more than 5 percentage points greater than the immediately preceding Band and cannot be more than 2 times that allocation rate. Also, the ratio of the allocation rate for any Band to the allocation rate for the immediately preceding Band cannot be more than the ratio of the allocation rates between the 2 immediately preceding Bands (e.g. if the ratio between Bands 6 and 5 is 1.5:1, then the ratio between Bands 7 and 6 cannot be greater than 1.5:1).

7.	[ ]	Gradual Age Schedule. The Employer Non-Matching Contributions will be allocated to each Eligible Employee in each Band in accordance with Section 6.2(e) of the Plan:
Age*:	Percentage**:
Band 1:	less than 25	____%
Band 2:	____ to ____	____%
Band 3:	____ to ____	____%
Band 4:	____ to ____	____%
Band 5:	____ to ____	____%
Band 6:	____ to ____	____%
Band 7:	____ to ____	____%
Band 8:	____ to ____	____%
Band 9:	____ to ____	____%
Band 10:	ó5 or older	____%

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 27
12.	NON-MATCHING CONTRIBUTIONS (Continued)

*Age means age as of the Participant's last birthday immediately preceding the last day of the Plan Year. In determining the ages for each Band, the Bands must have a steady, gradual and uniform difference in ages (e.g. 25 to 29, 30 to 34, 35 to 39).

**The allocation rates for any Band cannot be more than 5 percentage points greater than the immediately preceding Band and cannot be more than 2 times that allocation rate. Also, the ratio of the allocation rate for any Band to the allocation rate for the immediately preceding Band cannot be more than the ratio of the allocation rates between the 2 immediately preceding Bands (e.g. if the ratio between Bands 6 and 5 is 1.5:1, then the ratio between Bands 7 and 6 cannot be greater than 1.5:1).

		(8)	[ ]	Gradual Age and Service Schedule. The Employer Non-Matching Contributions will be allocated to each Eligible Employee in each Band in accordance with Section 6.2(e) of the Plan:
				Points*:		Percentage**:
				Band 1:	25 or fewer	____%
				Band 2:	____ to ____	____%
				Band 3:	____ to ____	____%
				Band 4:	____ to ____	____%
				Band 5:	____ to ____	____%
				Band 6:	____ to ____	____%
				Band 7:	____ to ____	____%
				Band 8:	____ to ____	____%
				Band 9:	____ to ____	____%
				Band 10:	____ or more	____%
A Participant will be credited with ______ points for each year of Credited Service, as defined in Section 1.7 of the Plan, completed by the Participant as of the last day of the Plan Year.
A Participant will be credited with _____ points for each year of age as of the Participant's last birthday immediately preceding the last day of the Plan Year.
*In specifying the number of Points to be used in each Band, Bands have to have a steady, gradual and uniform rate of progression (e.g. 26 to 35 Points, 36 to 45 Points, 46 to 55 Points).

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 28
12.	NON-MATCHING CONTRIBUTIONS (continued)

**The allocation rates for any Band cannot be more than 5 percentage points greater than the immediately preceding Band and cannot be more than 2 times that allocation rate. Also, the ratio of the allocation rate for any Band to the allocation rate for the immediately preceding Band cannot be more than the ratio of the allocation rates between the 2 immediately preceding Bands (e.g. if the ratio between Bands 6 and 5 is 1.5:1, then the ratio between Bands 7 and 6 cannot be greater than 1.5:1).

(b)

Instead of the Compensation exclusions or inclusions selected in Section 9(d)(2)(v), if Non-Matching Contributions will be made in accordance with Section 12(a) or, if the Percentage Contribution will be made in accordance with Section 12(c), Compensation for purposes of allocating such contributions will be:

			(1)	[ ]

The Compensation determined under Section 9 (including Elective Contributions under this Plan and all elective contributions not includible in the gross income of the Employee under Code sections 125, 402(e)(3), 402(h)(1)(B), 132(f) or 403(b) of the Code. The inclusion for Code section 132(f) shall be effective ________________ (enter the earlier of January 1, 2001 or the first day of the first Plan Year for which the Plan was operated in accordance with the CRA amendment of Code section 414(s), but in no case earlier than the first day of the first Plan Year beginning on or after January 1, 1998).

			(2)	[ ]

The Compensation determined under Section 9 (excluding Elective Contributions under this Plan and all elective contributions not includible in the gross income of the Employee under Code sections 125, 402(e)(3), 402(h)(1)(B), 132(f) or 403(b) of the Code).

		(c)	[ ]

Percentage Contribution. An amount equal to ___________% of each Eligible Employee's Compensation, as selected in Sections 9 and 12(b). This is a non- integrated allocation formula and is not a discretionary contribution.

		(d)	[ ]	Non-Matching Contributions will not be provided.
		(e)	[X]	Hardship withdrawal of Non-Matching Contributions will be permitted, subject to Sections 3.5 and 6.3 of the Plan.
		(f)	[ ]

The Employer elects to take into account non-matching contributions that are provided by a leasing organization on behalf of leased employees defined in Section 1.13 of the Plan ("offset contributions") for purposes of the nondiscrimination test under code section 401(a)(4).

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 29
13.	TOP HEAVY MINIMUM CONTRIBUTIONS

In accordance with Section 14.4, 14.5, or, if applicable, Section 14.8(b) of the Plan, the minimum contribution will be the lesser of the amount selected below, or, where applicable, the highest rate of Employer contribution made on behalf of any Key Employee, as provided in the Plan. For purpose of satisfying the minimum contribution, Safe Harbor Contributions provided by the Employer, if any, in Section 11(i)(1) shall be taken into account.

	See item 2 in the Addendum	(a)	[X]	3% of Compensation. (Must be selected if this is the only Plan maintained by the Employer. May be selected if Section 14.4 or 14.5(a) becomes applicable to this Plan.)
		(b)	[ ]	5% of Compensation. (May be selected only if Section 14.5(b) becomes applicable to this Plan.)
		(c)	[ ]

7 1/2% of Compensation. (May be selected only if, for Plan Years beginning before January 1, 2000, Section 14.8(b)(ii) becomes applicable to this Plan. Participants described in Section 14.8(b)(i) of the Plan must receive a minimum contribution equal to 4% of Compensation. This Section 13(c) shall no longer apply for Plan Years beginning after December 31, 1999).

		(d)	[ ]

__________% of Compensation. Participants covered under this Plan only MUST receive the minimum contribution under Section 13(a). The remaining required minimum benefit or contribution will be provided under the following qualified plan(s) of the Employer: ________________________________________________________

________________________________________________________
________________________________________________________ (Name of Plan(s)
NOTE:

Section 13(d) may be selected if Section 14.4, 14.5 or, for Plan Years beginning before January 1, 2000, 14.8(b)(ii) of the Plan becomes applicable to this Plan. However, the minimum contribution under this Section 13(d) MUST NOT, when combined with the contributions or present value of accrued benefits under other qualified plan(s) of the Employer, be less than the applicable required minimum contribution in (a), (b) or (c), above, had such applicable required minimum been provided under this Plan only.

		(e)	[ ]

If the Employer is required to make minimum contributions in accordance with Section 14 of the Plan, only Participants, as defined in Section 14.2(f)(3) of the Plan who are Non-Key Employees shall share in such contributions unless otherwise elected below:

			(1)	[ ]	Such minimum contribution shall also be provided to those Participants who are Key Employees, as defined in Section 14.2(e) of the Plan.
Compensation, as used in this Section 13 will be Compensation, as defined in Section 14.2(b) of the Plan.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 30
13.	TOP HEAVY MINIMUM CONTRIBUTIONS (Continued)

If a defined benefit plan(s) of the Employer is being aggregated with this Plan in accordance with Section 14.2(h)(2) of this Plan, indicate below the assumptions used in determining the top-heavy ratio under such defined benefit plan(s).

		(f)	Interest Rate ____%
		(g)	Post-retirement Mortality ____%
14.	INVESTMENT OF CONTRIBUTIONS	(a)

Contracts. The Employer (or Principal Employer, as applicable) and the Trustee agree that any Contracts, as defined in Article 15 of the Plan, issued under the Plan will be those of the Insurance Company. The Employer (or Principal Employer, as applicable) and the Trustee also agree that all or a portion of such Employer contributions be invested in such Contracts.

			(1)	[ ]	Life insurance Contracts will be purchased on behalf of those Participants who elect such coverage in accordance with Article 15 of the Plan.
			(2)	[X]	No life insurance Contract will be purchased under the Plan.
		(b)	Life insurance Contracts will be purchased in accordance with Section l4(b)(l) subject to Section 14(b)(2):
			(1)	(i)	[ ]

The Plan Anniversary coinciding with the Participant's Entry Date (or, in the case of an Employee who enters the Plan on a Semi- Anniversary, the Plan Anniversary next following such Semi-anniversary); and, if applicable, the Plan Anniversary coinciding with the date of eligibility for increased benefits.

				(ii)	[ ]	Subject to the underwriting requirements applicable to the life insurance Contract selected by the Employer, the last day of the Plan Year in which the Employee is eligible for increased benefits.
			(2)	(i)	[ ]	Fixed percentage of premium (must be elected if there is no universal life policy issued under this Plan.
				(ii)	[ ]	Face amount of life insurance as elected by the Participant (must be elected if there is any universal life policy issued under this Plan).
NOTE:

If the life insurance Contract application and first premium are not received by the Insurance Company at its Home Office by the applicable date in Section 14(b)(1)(i) or Section 14(b)(1)(ii) above, such life insurance Contract will be issued, subject to the underwriting rules of the Insurance Company, effective on the first day of the month coinciding with or immediately following receipt of such application and premium.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 31
14.	INVESTMENT OF CONTRIBUTIONS (Continued)	(c)

Investment Fund. Subject to the provisions of Section 16.1 of the Plan, other contributions to the Plan, if any, which are not invested in accordance with Section 14(a) (Continued) above, and Section 15(b), will be invested as directed by the:

			(1)	[ ]	Trustee
			(2)	[ ]	Employer, as Named Fiduciary.
			(3)	[ ]	Named Fiduciary (if other than Employer).
			(4)	[ ]	Investment Manager appointed by Named Fiduciary.
			(5)	[X]	Participant in accordance with Section 15(b).
15.	ALLOCATION TO INVESTMENT ACCOUNTS	(a)	This Plan is:
			(1)	[X]	intended to be an ERISA Section 404(c) Plan. Contributions made pursuant to automatic enrollment will not be covered by ERISA Section 404(c) protection.
	See item 3 in the Addendum		(2)	[ ]	not intended to be an ERISA Section 404(c) Plan.
		(b)	If there is more than one investment account for the Investment Fund, contributions to the Plan will be allocated between such accounts as follows:
			(1)	[X]	As directed by the Participant in accordance with the investment allocation form provided by the Employer.
			(2)	[ ]	As directed by the Employer.
			(3)	[ ]	Matching and Non-Matching Contributions, if any, will be allocated between accounts as directed by the Employer. Remaining Plan contributions will be directed by the Participant.
			(4)	[ ]	The allocation of Plan contributions will be made as follows:
___________________________________________________
___________________________________________________
			(5)	[ ]	Not applicable.
		(c)	Instead of investment changes on any business day as provided in Section 16.2 of the Plan, the investment of Plan contributions may be changed on:
			(1)	[ ]	any Plan Anniversary.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 32
15.	ALLOCATION TO INVESTMENT ACCOUNTS (Continued)		(2)	[ ]	any Plan Anniversary and Semi-Anniversary.
			(3)	[ ]	the first day of any Plan Quarter.
			(4)	[ ]	____ [MUST be other than (c)(1), (c)(2) or (c)(3)]
Sections 15(c)(1) and or (2) may not be selected if Section 15(a)(1) is also selected.
16.	VESTING OF MATCHING/NON-MATCHING CONTRIBUTIONS Effective 01-01-2002	The following vesting schedules will only apply to Employees who complete at least one Hour of Service during any Plan Year beginning after December 31, 1988.
		(a)	[X]

The schedule of Vested Interest referred to in Section 11.2 of the Plan shall apply to Matching Contributions and Non-Matching Contributions and shall be Vesting Schedule   C   unless otherwise elected or modified below:

		(b)	[ ]

The schedule of Vested Interest referred to in Section 11.2 of the Plan shall be Schedule ____ for Matching Contributions and Schedule _____for Non-Matching Contributions unless otherwise elected or modified below:

			(1)	[ ]	Participants who were employed by the Employer prior to ______ will be subject to Vesting Schedule ______.
			(2)	[ ]	Participants who are employed by the Employer on and after ______ will be subject to Vesting Schedule ______.
			(3)	[ ]	Matching and Non-Matching Contributions made prior to ______ will be subject to Vesting Schedule ______.
			(4)	[ ]	Matching and Non-Matching Contributions made on and after ______ will be subject to Vesting Schedule ______.
			(5)	[ ]	Other(specify) _______________________________________
___________________________________________________
	SCHEDULE A			Immediate Vesting. 100% vesting upon participation in the Plan.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 33
16.	VESTING OF MATCHING/NON-MATCHING CONTRIBUTIONS (Continued)	SCHEDULE B	7-Year Graded Vesting
			Years of Credited Service		Vested Percentage
			Less than	l-------------
				1------------	_____ %
				2------------	_____ %
				3------------	_____ %
				4------------	_____ % (At least 20%)
				5------------	_____ % (At least 40%)
				6------------	_____ % (At least 60%)
				7------------	_____ % (At least 80%)
				7 or more-	100%
		SCHEDULE C	5-Year Graded Vesting
			Years of Credited Service		Vested Percentage
			Less than	l-------------	0%
				1------------	0%
				2------------	20%
				3------------	40%
				4------------	60%
				5 or more-	100%
		SCHEDULE D	6-Year Graded Vesting
			Years of Credited Service		Vested Percentage
			Less than	l-------------	_____ %
				1------------	_____ %
				2------------	_____ % (At least 20%)
				3------------	_____ % (At least 40%)
				4------------	_____ % (At least 60%)
				5------------	_____ % (At least 80%)
				6 or more-	100%
17.	TOP-HEAVY VESTING	Complete this Section only if the vesting schedule selected in Section 16 is not at least as favorable as (b) below
The schedule of Vested Interest referred to in Section 14.6 of the Plan will be:
		(a) [ ]	Immediate Vesting. 100% vesting upon participation in the Plan.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 34
17.	TOP-HEAVY VESTING (Continued)	(b)	[ ]	6-Year Graded Vesting
					Years of Credited Service		Vested Percentage
						1------------	_____ %
						2------------	_____ % (At least 20%)
						3------------	_____ % (At least 40%)
						4------------	_____ % (At least 60%)
						5------------	_____ % (At least 80%)
						6 or more-	100%
		(c)	[ ]	3-Year Graded Vesting
					Years of Credited Service		Vested Percentage
						1------------	_____ %
						2------------	_____ %
						3 or more-	100%
18.	CREDITED SERVICE EXCLUSIONS	Credited Service will exclude (select as desired):
		(a)	[ ]	Years of Credited Service before the Employee's 18th birthday. (The Plan Year in which the Employee attains age 18 will not be excluded.)
		(b)	[ ]	Years of Credited Service prior to the original Effective Date of this Plan or a predecessor plan of the Employer
19.	NORMAL RETIREMENT DATE/NORMAL RETIREMENT AGE	(a)	A Participant's Normal Retirement Date will be (select one):
			(1)	the first day of the
				(i)	[ ]	Plan Quarter
				(ii)	[ ]	Calendar month
			(2)	[ ]	the earlier of the Plan Anniversary or Semi-Anniversary
coinciding with or next following the Normal Retirement Age selected in Section 19(b) below.
			(3)	[X]	his attainment of age 65 (not to exceed 65).

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 35
19.	NORMAL RETIREMENT DATE/NORMAL RETIREMENT AGE (Continued)	(b)	A Participant's Normal Retirement Age will be (select one):
			(1)	[X]	age 65 (not to exceed 65) (MUST be selected if Section 19(a)(3) is selected and the age input in this Section 19(b)(l) must be the same as the age input in Section 19(a)(3)).
			(2)	[ ]	the Participant's age on the later of his attainment of his ________ birthday and the 5th anniversary of his Participation Date but not later than age 70.
			(3)	[ ]	the Participant's age on the later of his attainment of his _________ birthday (not to exceed 65) and the _________ (not to exceed 5th) anniversary of his Participation Date.
			(4)	[ ]

The anniversary of the Participant's Participation Date nearest the later of age _______ (not to exceed 65) or the ________ (not to exceed 5th) anniversary of such Participation Date, but not later than the anniversary of the Participation Date nearest the Participant's 70th birthday.

		NOTE:		For purposes of this Section 19, "Participation Date" means the first day of the Plan Year in which the Participant first commenced participation under the Plan.
20.	EARLY RETIREMENT DATE	(a)	[ ]	Early Retirement Date will not be provided.
		(b)	[ ]	A Participant's Early Retirement Date will be his attainment of age __(not less than 50 nor more than 65).
		(c)	[X]	A Participant's Early Retirement Date will be the applicable date selected in Section 19(a)(1)(i), 19(a)(1)(ii) or 19(a)(2) coinciding with or next following:
			(1)	[ ]	Age ___________ (not less than 50 or more than 65).
			(2)	[X]	the later of the Participant's attainment of age 55 and his completion of 7 years of Credited Service.
			(3)	[ ]	the date which is within the 120-month period prior to the Normal Retirement Date selected in Section 19, above.
				NOTE:		If Section 19(a)(3), above, is selected, the "applicable date" will be (select one):
				(i)	[ ]	Section 19(a)(1)(i)
				(ii)	[X]	Section 19(a)(1)(ii)
				(iii)	[ ]	Section 19(a)(2)
(Approved 04/17/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 36
21.	FORFEITURES	Forfeitures of terminating Participants of an Employer will be applied as of the last day of the Plan Year in which the forfeitures become available, as selected below:
		(a)	[ ]	Used to reduce the Employer's subsequent contributions to the Plan.
		(b)	[ ]	Reallocated to Participants of the Employer who are employed on the last day of the Plan Year.
		(c)	[ ]

Reallocated to Participants of the Employer who (i) are employed on the last day of the Plan Year or (ii) have completed more than 500 Hours of Service (or 3 consecutive calendar months if the Elapsed Time method in Section 8(f) is elected) during the Plan Year.

		(d)	[ ]	Reallocated to Participants of the Employer who complete at least 1,000 Hours of Service during the Plan Year. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]
		(e)	[X]

Reallocated to Participants of the Employer who (i) complete at least 1,000 Hours of Service during the Plan Year and (ii) are employed by the Employer on the last day of the Plan Year. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]

		(f)	[ ]

Used to first pay for Plan expenses. Any remaining forfeitures will be applied in accordance with Section 21(a), (b), (c), (d) or (e), above. If this option is selected, one of the above options in Section 21(a), (b), (c), (d) or (e) must also be selected, subject to any restrictions contained in such Sections.

In the case of forfeitures arising from Matching Contributions, the term "Participant" will mean each Participant of the Employer who has made Elective Contributions during the Plan Year, and, in the case of forfeitures arising from Non-Matching Contributions, the term "Participant" will mean each Eligible Employee, as defined in Section 1.11 of the Plan.

NOTE:

SECTION 22 MAY NOT BE ELECTED FOR ANY PLAN YEAR IF THE EMPLOYER ELECTED SECTION 1(g) or 1(h). AN EMPLOYER'S ELECTION OF SECTION 22(b), (c) OR (d) COULD NEGATIVELY IMPACT THE PLAN'S QUALIFICATION UNDER CODE SECTION 410(b).

22.	ELIGIBILITY FOR MATCHING CONTRIBUTIONS

If the Employer elects to make Matching Contributions in accordance with Section 11(a), all Participants who make Elective Contributions will automatically share in such contributions unless otherwise elected below:

		(a)	[ ]

Will share in such contributions only if (i) he is in the employ of the Employer on the last day of the Plan Year, or (ii) completes more than 500 Hours of Service [or 3 consecutive calendar months if the Elapsed Time method in Section 8(f) is elected] during the Plan Year.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 37
22.	ELIGIBILITY FOR MATCHING CONTRIBUTIONS (Continued)	(b)	[ ]

Will share in such contributions only if (i) he completes at least 1,000 Hours of Service during such Plan Year, and (ii) he is in the employ of the Employer on the last day of the Plan Year. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]

		(c)	[ ]	Will share in such contributions provided he completes at least 1,000 Hours of Service during the Plan Year. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]
		(d)	[ ]	Will share in such contribution provided he is in the employ of the Employer on the last day of the Plan Year.

For any Plan Year less than 12 full months, the maximum number of Hours of Service required to share in the Employer's Matching Contribution (if applicable) will bear the same ratio to 1,000 or 500, as applicable, as the number of days in such Plan Year bears to 365.

An Eligible Employee who retires, dies or incurs a disability or is on an authorized leave of absence during the Plan Year will automatically share in such contribution for the Plan Year, regardless of the option selected in Section 22, above.

23.	ROLLOVER CONTRIBUTIONS	(a)	[ ]	Rollover contributions will not be permitted.

SECTION 24 MUST ONLY BE COMPLETED IF THE EMPLOYER MAINTAINS (OR HAS EVER MAINTAINED) ANOTHER QUALIFIED PLAN IN WHICH ANY PARTICIPANT UNDER THIS PLAN IS (OR WAS) A PARTICIPANT OR COULD BE A PARTICIPANT. IN ADDITION, THIS SECTION MUST ALSO BE COMPLETED IF THE EMPLOYER MAINTAINS A WELFARE BENEFIT FUND, AS DEFINED IN CODE SECTION 419(e) OR AN INDIVIDUAL MEDICAL ACCOUNT, AS DEFINED IN CODE SECTION 415(1)(2) UNDER WHICH AMOUNTS ARE TREATED AS ANNUAL ADDITIONS WITH RESPECT TO ANY PARTICIPANT UNDER THIS PLAN.

24.	LIMITATION ON ALLOCATIONS	(a)	If the Participant is covered under another qualified defined contribution plan maintained by the Employer [select (1) or (2), below]:
			(1)	[ ]

The Annual Additions under this Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the sum of the Annual Additions under such other defined contribution plan(s) and hind(s) for the Limitation Year.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 38
24.	LIMITATION ON ALLOCATIONS (Continued)		(2)	[ ]	Provide the method under which the plans involved will limit total Annual Additions to the Maximum Permissible Amount, in a manner which precludes Employer discretion.
__________________________________________________
__________________________________________________
The following Section 24(b) applies to Limitation Years beginning before January 1, 2000. For Limitation Years beginning after December 31, 1999, this Section 24(b) shall no longer apply.
		(b)	If the Participant is or ever has been a Participant in a qualified defined benefit plan maintained by the Employer [select either (1) or (2), below]:
			(1)	[ ]

In any Limitation Year beginning before January 1, 2000, the Annual Additions credited under this Plan to the Participant may not cause the sum of the Defined Benefit Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be allocated on behalf of the Participant during the Limitation Year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fractions equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants under the allocation formula under the Plan. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 9.5 of this Plan.

			(2)	[ ]	Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.
__________________________________________________
__________________________________________________
__________________________________________________
__________________________________________________
		NOTE:		ALL QUALIFIED PLANS MAINTAINED BY THE EMPLOYER MUST HAVE THE SAME LIMITATION YEAR.
		(c)	The Limitation Year referred to in Section 9.1(g) of the Plan will be the 12-month period beginning 07-01 and ending 06-30.
(d)

Enter in the blank below, the earlier of January 1, 2001 or the first day of the first Limitation Year for which the Plan was operated in accordance with the CRA amendment of Code section 415(c)(3), but in no case earlier than the first day of the first Limitation Year beginning on or after January 1, 1998.

(Approved 04/17/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 39
24.	LIMITATION ON ALLOCATIONS (Continued)

For Limitation Years beginning on and after 01-01-2001, for purposes of applying the limitations described in Section 9.1(b) of the Plan, Compensation paid or made available during such Limitation Years shall include elective amounts that are not includible n the gross income of the Employee by reason of Code section 132(f)(4). This provision shall also apply for purposes of Section 1.13 and 14.2(e) of the Plan.

NOTE:

SECTION 25 MAY NOT BE ELECTED FOR ANY PLAN YEAR IF THE EMPLOYER ELECTED SECTION 1(g) or 1(h). AN EMPLOYER'S ELECTION OF SECTION 25(b), (c) OR (d) COULD NEGATIVELY IMPACT THE PLAN'S QUALIFICATION UNDER CODE SECTION 410(b)

25.	ELIGIBILITY FOR NON-MATCHING CONTRIBUTIONS

If the Employer elects to make Non-Matching Contributions in accordance with Section 12, all Eligible Employees, as defined in Section 1.11 of the Plan will automatically share in such contributions unless otherwise elected below:

		(a)	[ ]

Will share in such contributions only if (i) he is in the employ of the Employer on the last day of the Plan Year or (ii) completes more than 500 Hours of Service (or 3 consecutive calendar months if the Elapsed Time method in Section 8(f) is elected) during the Plan Year.

		(b)	[X]

Will share in such contribution only if (i) he completes at least 1,000 Hours of Service during such Plan Year, and (ii) he is in the employ of the Employer on the last day of the Plan Year. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]

		(c)	[ ]	Will share in such contribution provided he completes at least 1,000 Hours of Service during the Plan Year. [THIS OPTION MAY NOT BE ELECTED WITH SECTION 8(f).]
		(d)	[ ]	Will share in such contribution provided he is in the employ of the Employer on the last day of the Plan Year.

For any Plan Year less than 12 full months, the maximum number of Hours of Service required to share in the Employer's Non-Matching Contribution (if applicable) will bear the same ratio to 1,000 or 500, as applicable, as the number of days in such Plan Year bears to 365.

An Eligible Employee who retires, dies, or incurs a disability or is on an authorized leave of absence during the Plan Year will automatically share in such contribution for the Plan Year, regardless of the option selected in Section 25 above.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 40
		NOTE:		THE FOLLOWING SECTION 26 APPLIES ONLY TO EMPLOYER CONTRIBUTIONS THAT ARE NOT SAFE HARBOR OR SIMPLE CONTRIBUTIONS, AS DESCRIBED IN SECTION 11(i) AND SECTIONS 3.7 AND 3.12 OF THE PLAN.
26.	IN-SERVICE DISTRIBUTIONS	(a)	[X]

In-service distributions of Elective Contributions and contributions made to a Participant's Qualified Non-elective Contribution Account under this Plan after a Participants attainment of age 59 1/2, other than hardship distributions described in Section 3.5 and distributions described in Section 3.11 of the Plan, will be permitted

		(b)	[X]

In-service distributions of Matching Contributions under this Plan after a Participants attainment of age 59 1/2, other than hardship distributions described in Section 3.5 and distributions described in Section 3.11 of the Plan, will be permitted.

		(c)	[X]

In-service distributions of Non-Matching Contributions under this Plan after a Participant's attainment of age 59 1/2, other than hardship distributions described in Section 3.5 and distributions described in Section 3.11 of the Plan, will be permitted.

The following Section 26(d) may be selected only if the Employer's Plan prior to the execution of this Adoption Agreement was previously maintained under the Discretionary Contribution Plan and Trust Agreement Prototype 01 sponsored by the Volume Submitter Practitioner and provided for early distribution of termination benefits for Employer contributions made under such prior Plan.

		(d)	[ ]	Early distribution of termination benefits will not be permitted.
27.	PARTICIPANT LOANS	(a)	[X]	Participant loans described in Article 17 of the Plan will be permitted for any reason.
	See item 4 in the Addendum	(b)	[ ]	Participant loans described in Article 17 of the Plan will be limited to hardship, subject to Section 3.5 of the Plan.
		(c)	[ ]	Refinancing of Participant loans is permitted, subject to Section 17.1(e) of the Plan.
		(d)	[ ]	Rollover of Participant loans into this Plan will be permitted.
		(e)	[ ]	Loans to terminated Participants will be permitted.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 41
28.	MINIMUM DISTRIBUTIONS	The required beginning date of a Participant with respect to this Plan is (select one):
		(a)	[ ]	The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.
		(b)	[X]

The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that benefit distributions to a 5-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. (Also select (1), (2), and/or (3), whichever is applicable. (3) must be selected to the extent that there would otherwise be an elimination of a preretirement age 70 1/2 distribution option for Employees older than those listed above.)

			(1)	[X]

Any Participant attaining age 70 1/2in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70 1/2, or (by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996).

			(2)	[X]

Any Participant attaining age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There is either (select one):

				(i)	[ ]	a new annuity starting date upon recommencement, or
				(ii)	[X]	no new annuity starting date upon recommencement.
			(3)	[ ]

The preretirement age 70 1/2 distribution option is only eliminated with respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amendment. The preretirement age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age 70 1/2 and ends April 1 of the immediately following calendar year.

29.	VALUATION DATE	Valuation Date, for purposes of generating Participant's statement of accounts, will be as defined in Section 1.44 of the Plan, unless the Employer makes an election below:
		(a)	[ ]	Semi-annually
		(b)	[ ]	Annually
(Approved 04/I 7/02; Revised 06/05/02)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                   Page 42
30.	DISABILITY	Disability shall be as defined in Section 11.5 of the Plan, unless the Employer elects the optional definition stated below:
		(a)	[ ]

The inability of the Participant to perform the duties of his customary position of employment (or engage in any substantial gainful employment) by reason of any medically determinable physical or mental condition that can be expected to result in death, or which has lasted, or can be expected to last for a continuous period of not less than 12 months. The disability shall be determined by a licensed physician chosen by the Employer, or named Fiduciary. However, if the condition constitutes disability under the Federal Social Security Act, the Employer, or named Fiduciary, may rely upon such determination that the Participant is disabled for purposes of this Plan.

31.	NORMAL FORM OF BENEFIT	The Normal Form of Benefit under the Plan will be:
		(a)	[ ]	A life annuity, with monthly payments payable during the lifetime of the Participant.
		(b)	[ ]	A life annuity, with monthly payments payable for 60 months certain and thereafter during the lifetime of the Participant.
		(c)	[ ]

A life annuity, with monthly payments payable for 120 months certain and thereafter during the lifetime of the Participant (must be selected if this Plan was previously maintained under the Discretionary Contribution Plan and Trust Agreement Prototype 01 sponsored by the Prototype Sponsor).

		(d)	[ ]	A life annuity, with monthly payments payable for 180 months certain and thereafter during the lifetime of the Participant.
		(e)	[X]	] A single lump sum with no provision for annuities, subject to Sections 12.12 and 13.1 of the Plan.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 43
32.	EXECUTION OF PLAN AND TRUST BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE) AND TRUSTEE

The Employer (or Principal Employer, as applicable), by executing this Adoption Agreement, adopts this Transamerica Life Insurance and Annuity Company Volume Submitter Tax-Favored Savings and Discretionary Contribution Plan and Trust Agreement as its Plan and Trust Agreement, pursuant to the provisions selected in this Adoption Agreement. The Plan and Trust are intended to meet the requirements of sections 401(a), 401(k), as applicable, and 501(a) of the Internal Revenue Code of 1986, as amended, including regulations issued thereunder. The Employer (or Principal Employer, as applicable) and the Trustee, by executing this Adoption Agreement, agree to the terms and provisions of this Adoption Agreement and the Transamerica Life Insurance and Annuity Company Volume Submitter Tax-Favored Savings and Discretionary Contribution Plan and Trust Agreement.

TO BE COMPLETED BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE)

The Employer (or Principal Employer, as applicable) will notify all interested persons of any subsequent change in the information that follows in this Adoption Agreement.

Northeast Bancorp hereby (Legal Name of Employer or Principal Employer, as applicable)
		[ ]	establishes	[X]	amends
the Northeast Bancorp 401(k) Savings & Retirement Plan (Name of Plan)
and appoints the following persons and/or organizations to manage and control the operation and administration of the Plan as of the effective date of this Adoption Agreement:
		(a)	Person Designated to Receive Service of Legal Process:
Name Ariel Gill
Business Address 158 Court Street, Auburn, ME 04210
Phone No. (207) 777-6405
		NOTE:	Legal process may also be served upon the Named Fiduciary, Plan Administrator or the Trustee(s).

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 44
32.	EXECUTION OF PLAN AND TRUST BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE) AND TRUSTEE (Continued)	TO BE COMPLETED BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE) (Continued)
(b) Named Fiduciary (if other than the Employer or Principal Employer, as applicable):
Name James Delamater
Business Address 158 Court Street Auburn, ME 04210
Phone No. (207) 777-6405
(c) Plan Administrator (if other than the Named Fiduciary):
Name
Business Address _______________________________________________
Phone No. _____________________________________________________
Plan Administrator's Employer Identification No. ______________________
Address of Employer's (or Principal Employer's, as applicable) Principal Office
158 Court Street Auburn, ME 04212
Employer's (or Principal Employer's, as applicable) Identification No. 01-0425066
Employer's (or Principal Employer's, as applicable) Phone No. (207) 777-6405
Plan Number Assigned by Employer (or Principal Employer, as applicable) 002
Employer's (or Principal Employer's, as applicable) Tax Year Ends June 30
Date Incorporated (or date organized, if not a corporation) April 1987

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                             Page 45
32.	EXECUTION OF PLAN AND TRUST BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE) AND TRUSTEE (Continued)	TO BE COMPLETED BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE (Continued)
Type of Entity:
		(i)	[X]	Corporation
		(ii)	[ ]

Governmental entity which by execution of this Adoption Agreement is amending a "governmental plan", as defined in Section 3(32) of ERISA, which qualified as a 401(k) plan and which was adopted prior to July 2, 1986.

		(iii)	[ ]	Church which by execution of this Adoption Agreement is amending a "church plan" as described in Section 3(33)(A) of ERISA and which has made the election described in Section 410(d) of the Code.
		(iv)	[ ]	Tax-Exempt Organization which by execution of this Adoption Agreement is amending a qualified 401(k) plan adopted prior to May 6, 1986.
		(v)	[ ]	Sole Proprietorship
		(vi)	[ ]	Partnership
		(vii)	[ ]	Limited Liability Corporation
		(viii)	[ ]	Limited Liability Partnership
		(ix)	[ ]	Nongovernmental Tax-Exempt Organization establishing a 401(k) plan after December 31, 1996.
		(x)	[ ]	Other _______________________________________ Specify
Employer (or Principal Employer, as applicable) organized under the laws of the State of Maine

NOTE: The Employer may not rely on the advisory letter issued by the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Code. If the Employer wishes to obtain reliance that its plan is qualified, application for a determination letter using Form 5300 should be made with the appropriate district office of the Internal Revenue Service.

The Volume Submitter Practitioner will inform each Employer of any amendments made to this Volume Submitter plan or the discontinuance or abandonment of this Volume Submitter plan provided the requirements of Section 20.11 of the Plan are adhered to by the Employer.

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 46
32.	EXECUTION OF PLAN AND TRUST BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE) AND TRUSTEE (Continued)	Questions or inquiries pertaining to the intended meaning of any provisions contained in this Volume Submitter plan should be directed to:
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
P.O. Box 54890 Terminal Annex
Los Angeles, CA 90054-0890
Attn: Plan Compliance
Telephone No: (213) 741-5573 or (213) 742-2253 (213) 741-5573 or (213) 742-2253
Executed at Auburn , ME
on 25 Sep 03
_____________________ ___________________________
_____________________ ___________________________
		/s/ Robert S. Johnson Robert S. Johnson	Senior Vice President/CFO
[Signature(s) of Employer, Principal Employer, Sole Proprietor, Partner (all Partners must sign) or person(s) signing for Employer or Principal Employer, as applicable]
Attest:
By /s/ Ariel Rose Gill Witness
Ariel Rose Gill, V.P. Human Resources (Print name and title)
Imprint of Corporate Seal (if required):
TO BE COMPLETED BY INDIVIDUAL TRUSTEE(S), IF APPLICABLE
Executed at Auburn , ME
On ___________________________________,
		________________________________	________________________________
		________________________________	________________________________
		________________________________	________________________________
		________________________________	________________________________
(Print name and title next to signature)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 47
32.	EXECUTION OF PLAN AND TRUST BY THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE) AND TRUSTEE (Continued)		TO BE COMPLETED BY CORPORATE TRUSTEE (SUCH AS A BANK OR TRUST COMPANY)
Legal Name of Trustee Northeast Trust
Legal Name of Trust Northeast Bancorp 40l(k) Savings & Retirement Trust
Business Address 158 Court Street
Phone No. (207) 623-0611
Executed at Auburn , ME
On 24 Sep 03
By /s/ William R. Fortey (Officer signing for Trustee)
William R Fortey, VP (Print name and title)
Attest:
		By: /s/ Lorraine Oja (Witness)	Lorraine Oja, HR Comp/Benef Mgr (Print name and Title)
Imprint of Corporate Seal (if required):
33.	ACCEPTANCE BY NAMED FIDUCIARY		TO BE COMPLETED ONLY IF A FIDUCIARY OTHER THAN THE EMPLOYER (OR PRINCIPAL EMPLOYER, AS APPLICABLE) HAS BEEN NAMED IN THIS ADOPTION AGREEMENT

Pursuant to appointment by the Employer (or Principal Employer, as applicable), I hereby acknowledge that I have read the terms and conditions of this Plan and Trust, and I hereby accept appointment as Named Fiduciary.

Date ________________________________________________________________
____________________________________________________________________ (Signature of Named Fiduciary)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 48
34.	ACCEPTANCE BY PLAN ADMINISTRATOR	TO BE COMPLETED ONLY IF A PLAN ADMINISTRATOR OTHER THAN THE NAMED FIDUCIARY HAS BEEN NAMED IN THIS ADOPTION AGREEMENT

Pursuant to appointment by the Employer (or Principal Employer, as applicable), I hereby acknowledge that I have read the terms and conditions of this Plan and Trust, and I hereby accept appointment as the Plan Administrator.

Date ________________________________________________________________
____________________________________________________________________ Signature of Plan Administrator)
35.	APPOINTMENT OF INVESTMENT MANAGER	TO BE COMPLETED BY NAMED FIDUCIARY
Pursuant to the provisions of the Plan and Trust, the Named Fiduciary hereby appoints as Investment Manager:
Name ___________________________ Phone No. ( ) ________________
Business Address ______________________________________________
_____________________________________________________________
Date ________________________________________________________________
____________________________________________________________________ (Signature of Named Fiduciary)
36.	ACCEPTANCE BY INVESTMENT MANAGER	TO BE COMPLETED BY INVESTMENT MANAGER, IF APPLICABLE
[Complete only if an Investment Manager is appointed in Section 34 of this Adoption Agreement.]
Pursuant to appointment by the Named Fiduciary, I hereby acknowledge that I have read the terms and conditions of this Plan and Trust, and I hereby accept appointment as the Investment Manager.
Name ______________________________________________________________
Date _______________________________________________________________
____________________________________________________________________ (Signature of Investment Manager)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                  Page 49
37.	ACKNOWLEDGEMENT BY VOLUME SUBMITTER PRACTITIONER	TO BE COMPLETED BY VOLUME SUBMITTER PRACTITIONER

The Volume Submitter Practitioner hereby acknowledges receipt of Adoption Agreement for Transamerica Life Insurance and Annuity Company Volume Submitter Tax Favored Savings and Discretionary Contribution Plan and Trust Agreement, as adopted effective July 1, 1997,

By Northeast Bancorp (Name of Adopting Employer)
Signed at Los Angeles, California on this __________ day of JAN -2 2003
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
By /s/ Emily Urbano
Title Vice President

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION
PLAN AND TRUST AGREEMENT

(A Profit Sharing Plan with or without a 401(k) Arrangement)

APPENDIX A

CHANGE IN PLAN PROVISIONS REGARDING TESTING METHODS

WHEREAS
A.	Effective May 1, 1983, Northeast Bancorp (herein called "the Employer or Principal Employer") established the Northeast Bancorp 401(k) Savings & Retirement Plan (herein called "the Plan"); and,
B.	Sections 3.6 and 4.4 of the Plan provide for the application of the ADP and ACP Tests using the Prior Plan Year Method, or if elected by the Employer, the Current Plan Year Testing Method; and,
C.	The Employer has adopted and applied the following testing methods for the ADP and ACP Tests during the GUST remedial amendment period:
	1997 Plan Year	[ ] Prior Plan Year Testing Method	[X] Current Plan Year Testing Method
	1998 Plan Year	[ ] Prior Plan Year Testing Method	[X] Current Plan Year Testing Method
	1999 Plan Year	[ ] Prior Plan Year Testing Method	[X] Current Plan Year Testing Method
	2000 Plan Year	[ ] Prior Plan Year Testing Method	[X] Current Plan Year Testing Method
NOW, THEREFORE, for Plan Years beginning after December 31, 2000, the Employer makes the following election:
[X]	The testing method applied by the Employer for the 2000 Plan Year shall continue to be applied for all subsequent Plan Years until revoked or changed as evidenced on this Appendix A.
[ ]

Effective as of ___________________________________, the Employer elects to apply the ADP and ACP Tests in Sections 3.6 and 4.4 of the Plan, respectively, using the Current Plan Year Testing Method provided for in Sections 3.6(d) and 4.4(d) of the Plan. This election and any subsequent revocation by the Employer, if applicable, shall be made in accordance with IRS Notice 98-1 or any subsequent guidance.

Signed at Auburn , ME on 25 Sep 03
Northeast Bancorp (Employer or Principal Employer)
By /s/ Robert S. Johnson Robert S. Johnson		Title Senior Vice President/CFO
By ______________________		Title __________________________
401(k) - TRA '97
GUST 2001
Vol. - NR
©Copyright 2001 Transamerica Life Insurance and Annuity Company			(Approved 04/17/02; Revised 06/05/02)
NOW, THEREFORE, the Employer makes the following revocation:
1.

Effective as of __________, the Employer revokes the above election to apply the ADP and ACP Tests in Sections 3.6 and 4.4 of the Plan, respectively, using the Current Plan Year Testing Method. Henceforth the ADP and ACP tests will be applied using the Prior Plan Year Testing Method provided for in Sections 3.6(c) and 4.4(c) of the Plan, respectively.

Signed at Auburn , ME on ___________________________
Northeast Bancorp (Employer or Principal Employer)
By _____________________________________	Title ____________________________________
By _____________________________________	Title ____________________________________
401(k)-TRA '97
GUST 2001
Vol. - NR
Copyright 2001 Transamerica Life Insurance and Annuity Company	(Approved 04/17/02; Revised 06/05/02)

ADOPTION AGREEMENT TO AMENDMENT E
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION
PLAN AND TRUST AGREEMENT ("Volume Submitter")
VOLUME SUBMITTER
Prepared by
TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

The following Amendments under PART I are optional for all plan types

PART I

ROLLOVERS FROM OTHER PLANS

DIRECT ROLLOVERS:

THE PLAN WILL ACCEPT A DIRECT ROLLOVER OF AN ELIGIBLE ROLLOVER DISTRIBUTION FROM: (Check each one that applies or none)
   X     a qualified plan described in Code section 40 1(a) or 403(a)
   X     an annuity contract described in Code section 403(b)
   X     an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

PARTICIPANT ROLLOVER CONTRIBUTIONS FROM OTHER PLANS:

THE PLAN WILL ACCEPT A PARTICIPANT CONTRIBUTION OF AN ELIGIBLE ROLLOVER DISTRIBUTION FROM: (Check each that applies or none)
   X     a qualified plan described in Code section 401(a) or 403(a)
   X     an annuity contract described in Code section 403(b)
   X     an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

Copyright 2001 Transamerica Life Insurance and Annuity Company

PARTICIPANT ROLLOVER CONTRIBUTIONS FROM IRAS:

The Plan: (Choose one)
____  will
   X    will not

accept a Participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in Code section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

EFFECTIVE DATE OF DIRECT ROLLOVER AND PARTICIPANT ROLLOVER CONTRIBUTION PROVISIONS:

Section VI of Amendment E to the Volume Submitter, Rollovers From Other Plans and IRAs, shall be effective:

   1/1/02       (Enter here a date no earlier than January 1, 2002)

ROLLOVERS DISREGARDED IN SMALL CASH-OUTS (Distributions not exceeding $5,000)

TREATMENT OF ROLLOVERS IN APPLICATION OF SMALL CASH-OUT PROVISIONS:

The Employer: (Choose one)
  X    elects
___   does not elect

to exclude rollover contributions in determining the value of the Participant's nonforfeitable account balance for purposes of the Plan's Small Cash-Out rules.

If the Employer has elected above to exclude rollover contributions in accordance with Section X of Amendment E to the Volume Submitter, the election shall apply with respect to distributions made after:

   12/31/01    (Enter here a date no earlier than December 31, 2001) with respect to Participants who separated from service after:

   12/31/01    (Enter here the effective date. This date may be earlier than December 31, 2001)

MODIFICATION OF TOP-HEAVY RULES

Complete this section only if the Employer maintains another plan including a safe harbor 401(k) plan and the top-heavy minimum is to be satisfied under such other plan or safe harbor 401(k) plan of the Employer described in subsection 3.2 of Section XI of Amendment E to the Volume Submitter. Participants covered under this Plan only must receive the minimum under this Plan.

Name of Other Plan:                                                                         N/A
Minimum contribution/benefit to be provided under such other plan: __________________% of Compensation.

The following Amendment under PART II is required for plans that allow for Employer Matching Contributions. However, do not complete this Part if the Plan's current vesting schedule for Matching Contributions is either (1) 100% full and immediate, (2) 100% after 3 years of Credited Service, (3) 6-year graded vesting (20% after 2 years of Credited Service increasing 20% per year until 100% after 6 years of Credited Service), or (4) a vesting schedule at least as favorable as a 6-year graded vesting.

PART II

APPLICATION OF SECTION VIII OF AMENDMENT E TO THE VOLUME SUBMITTER, VESTING OF EMPLOYER MATCHING CONTRIBUTIONS:

(Check the following option to apply this section to all Participants with account balances derived from Employer Matching Contributions, rather than just those who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001. If the Employer does not elect the option below, this section will apply only to Participants with account balances derived from Employer Matching Contributions and who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001.)

   X    This section shall also apply to all other Participants with account balances derived from Employer Matching Contributions even though they fail to complete at least one Hour of Service in a Plan Year beginning after December 31, 2001.

EMPLOYER MATCHING CONTRIBUTION ACCOUNT BALANCES TO WHICH THE VESTING SCHEDULE SHALL APPLY:

(Check the following option to apply this section only to account balances derived from Employer Matching Contributions made for Plan Years beginning on and after January 1, 2002. If the Employer does not elect the option below, this section shall apply to account balances derived from Employer Matching Contributions made for Plan Years beginning before, on, and after January 1, 2002.)

   X    This section shall apply only to account balances derived from Employer Matching Contributions made for Plan Years beginning on and after January 1, 2002.

VESTING SCHEDULE FOR EMPLOYER MATCHING CONTRIBUTIONS:

If the Vesting Schedule for Non-Matching Contributions (Employer profit sharing contributions) meets the EGTRRA requirements for an accelerated Vesting Schedule for Matching Contributions, meaning such schedule is as least as rapid as either (1) 100% full and immediate, (2) 100% after 3 years of Credited Service, (3) 6-year graded vesting (20% after 2 years of Credited Service increasing 20% per year until 100% after 6 years of Credited Service), or (4) a vesting schedule at least as favorable as a 6-year graded vesting, the Employer may choose either the first or second option below. If the Vesting Schedule for Non-Matching Contributions does meet the EGTRRA requirements for a Vesting Schedule for Matching Contributions, or, if the Employer does not wish to apply the Vesting Schedule for Non-Matching Contributions to Matching Contributions, choose the second option below: (Choose one)

____ The Vesting Schedule for Matching Contributions shall be the same as the Vesting Schedule for Non-Matching Contributions.

   X    The Vesting Schedule for Matching Contributions shall be as selected below. (Choose one)

___ Option 1. A Participant's account balance derived from Employer Matching Contributions shall be fully (100%) and immediately vested.
___ Option 2. A Participant's account balance derived from Employer Matching Contributions shall be nonforfeitable upon the Participant's completion of three years of Credited Service.
X Option 3. A Participant's account balance derived from Employer Matching Contributions shall vest according to the following schedule:
Years of vesting service Less than 2 years 2 years 3 years 4 years 5 years	Nonforfeitable percentage 0% 20% 40% 60% 100%

The following Amendments under PART III are optional. They may be adopted only by Employers who maintain a 401(k) plan.

PART III

AMOUNT OF ELECTIVE CONTRIBUTIONS

Subject to the limitations of Section 3.1 of the Volume Submitter, effective January 1, 2002, Elective Contributions will be made on the Participant's behalf in an amount equal to: (Choose and complete one)

___    From $ __________to $__________ , subject to the limitations on Compensation under the NOTE below.

  X    From 1% (not less than 1% and MUST be in multiples of 1%) to 15% of his Compensation, subject to the limitations under the NOTE below.

___     In multiples of 1% of Compensation, subject to the limitations under the NOTE below.

NOTE: The percentage/amount selected above cannot exceed _____% (complete, if applicable) of Compensation and in no event more than the amount permitted under Code sections 402(g) and 415

SUSPENSION PERIOD FOLLOWING HARDSHIP WITHDRAWALS OF ELECTIVE CONTRIBUTIONS

A Participant who receives a distribution of Elective Contributions in calendar year 2001 on account of hardship shall be prohibited from making Elective Contributions under this Plan and elective deferrals and Employee contributions under all other plans of the Employer for 6 months after receipt of the distribution, or if later, January 1, 2002, unless otherwise elected below.

_______ a Participant who receives a distribution of Elective Contributions in calendar year 2001 on account of hardship shall be prohibited from making Elective Contributions and Employee contributions, if applicable, under this and all other plans of the Employer for the period specified in the provisions of the Plan relating to suspension of Elective Contributions that were in effect before this Amendment.

CATCH-UP CONTRIBUTIONS

SECTION IV OF AMENDMENT E TO THE VOLUME SUBMITTER, CATCH-UP CONTRIBUTIONS: (Choose one)

  X   Shall apply to contributions after    1/1/02   . (Enter here December 31, 2001 or a later date, and complete the section below regarding Matching Contributions.)

___  Shall not apply (Do not complete the section below)

SECTION IV OF AMENDMENT E TO THE VOLUME SUBMITTER, MATCHING CONTRIBUTIONS ON CATCH-UP CONTRIBUTIONS. NOTE: If the Plan does not currently provide for Matching Contributions on Elective Contributions, Matching Contributions on Catch-up Contributions cannot be made.

Choose one of the following only if the Plan currently provides for Matching Contributions on Elective Contributions. Matching Contributions on Catch-up Contributions:

  X    Shall apply to Catch-up Contributions after1/1/02 . (Enter here December 31, 2001 or a later date, and complete the elections below regarding the limitation on the amount of Matching Contributions).

___  Shall not apply (do not complete the election below)

IF MATCHING CONTRIBUTIONS ON CATCH-UP CONTRIBUTIONS SHALL APPLY (only if the Plan currently provides for Matching Contributions on Elective Contributions): (Choose one)

  X    Matching Contributions will be made using the same formula, frequency, and limitation that apply to regular Matching Contributions for any Plan Year in accordance with Article 4 of the Volume Submitter.

___  Matching Contributions will be made in the same formula and frequency that apply to regular Matching Contributions in accordance with Article 4 of the Volume Submitter, except that the annual limitation to Matching Contributions in Article 4 of the Volume Submitter shall not apply. Rather, Matching Contributions shall be subject to the following limitation:

       There will be no Matching Contribution in excess of    6%   of Compensation, as described in Article 9, or $___________

DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

Section IX of Amendment E to the Volume Submitter, Distribution Upon Severance from Employment, shall apply for distributions after:

   12/31/01     (Enter here a date no earlier than December 31, 2001) (Choose One)

  X    regardless of when the severance from employment occurred.

___  For severances from employment occurring after______________ (Enter here a date)

PART IV

EXECUTION OF ADOPTION AGREEMENT TO AMENDMENT E TO THE VOLUME SUBMITTER AND ACKNOWLEDGEMENT OF AMENDMENT E TO THE VOLUME SUBMITTER, BOTH OF WHICH ARE TO BE CONSTRUED TOGETHER.

Plan name:        Northeast Bancorp 401(k) Savings & Retirement Plan
Contract number:        990794
Executed at    158 Court ST,  Auburn  ME  04210
on     12/19/01
By:  /s/  James D. Delamater
              James D. Delamater
Title:  President and CEO

[Signature(s) of Employer, Sole Proprietor, Partner (all Partners must sign) or person(s) signing for Employer]

Attest:

By:                        /s/ Ariel Rose Gill
                (Signature of Secretary or Witness)

              Ariel Rose Gill, VP Human Resources
                           (Print name and title)

Transamerica Life Insurance and Annuity Company hereby acknowledges receipt of Adoption Agreement to Amendment E to the Volume Submitter.
By:             Northeast Bancorp
          (Name of Adopting Employer)

Signed at Los Angeles, California on this      30th      day of       January 2002

Transamerica Life Insurance and Annuity Company

By:         /s/Emily Urbano
Title:        Vice President

REQUIRED MINIMUM DISTRIBUTIONS

MODEL AMENDMENT R TO THE TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT ("PLAN")

The Plan is hereby amended to incorporate final required minimum distribution rules pursuant to Revenue Procedure 2002-29. The provisions of Model Amendment R shall supersede any inconsistent provisions of the Plan.

Model Amendment R

Section 1. General Rules
1.1	Effective Date. The provisions of this Amendment will apply for purposes of determining required minimum distributions in calendar years beginning with the 2003 calendar year.
1.2

Coordination with Minimum Distributions Requirements Previously in Effect. If the Adoption Agreement specifies an effective date of this Amendment that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment equals or exceeds the required minimum distributions determined under this Amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment is less than the amount determined under this Amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Amendment.

1.3	Precedence. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan.
1.4

Requirements of Treasury Regulations Incorporated. All distributions required under this Amendment will be determined and made in accordance with the Treasury regulations under section 40l(a)(9) of the Internal Revenue Code.

1.5

TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) of the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

Section 2.Time and Manner of Distribution.
2.1	Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.
2.2

Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)

If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, then, except as provided in the Adoption Agreement, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

(b)

If the Participant's Surviving Spouse is not the Participant's sole Designated Beneficiary, then, except as provided in the Adoption Agreement, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)

If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(d)

If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to the Surviving Spouse begin, this Section 2.2, other than Section 2.2(a), will apply as if the Surviving Spouse were the Participant.

For purposes of this Section 2.2 and Section 4, unless Section 2.2(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under Section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's Surviving Spouse before the date distributions are required to begin to the Surviving Spouse under Section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

2.3

Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 3 and 4 of this Amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

Section 3. Required Minimum Distributions Durinys Participant's Lifetime
3.1

Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of

(a)

the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.40 1(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

(b)

if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in section l.401(a)(9)-9 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

3.2

Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

Section 4. Required Minimum Distributions After Participant's Death.
4.1	Death On or After Date Distributions Begin
(a)

Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

		(1)	The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
(2)

If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the Surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the Surviving Spouse's age as of the Spouse's birthday that year. For Distribution Calendar Years after the year of the Surviving Spouse's death, the remaining Life Expectancy of the Surviving Spouse is calculated using the age of the Surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

(3)

If the Participant's Surviving Spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(4)

No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

4.2	Death Before Date Distributions Begin
(a)

Participant Survived by Designated Beneficiary. Except as provided in the Adoption Agreement, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in Section 4.1.

(b)

No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(c)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's Spouse is the Participant's sole Designated Beneficiary, and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under Section 2.2(a), this Section 4.2 will apply as if the Surviving Spouse were the Participant.

Section 5. Definitions.
5.1

Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan and is the Designated Beneficiary under section 401(a)(9) of the Code and section 1.40 1(a)(9)-l, Q&A-4, of the Treasury regulations.

5.2

Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 2.2 The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

5.3	Life Expectancy. Life Expectancy as computed by use of the Single Life Table in section 1.40 1(a)(9)-9 of the Treasury regulations.
5.4

Participant's Account Balance. The account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

5.5	Required Beginning Date. The date specified under the Plan.

Signed this 12th day of December, 2003.
Volume Submitter Practitioner:	Transamerica Life Insurance and Annuity Company
By:	/s/Emily Urbano Emily Urbano
Title:	Vice President and Plan Compliance Director
PlanName:	Northeast Bancorp 401(k) Savings & Retirement Plan
Principal Participating Employer:	Northeast Bancorp
By:	/s/ Ariel Rose Gill Ariel Rose Gill
Title:	Director, Human Resources
Date:	01/06/04

990794

REQUIRED MINIMUM DISTRIBUTIONS

MODEL AMENDMENT R TO THE TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT ("PLAN")
Adoption Agreement for Model Amendment R

Section 28 of the Adoption Agreement is hereby amended as of the date shown in Section 1.1 of Model Amendment R to the Plan to comply with the Code section 401(a)(9) Final and Temporary Regulations as follows:

(Check and complete any of the remaining sections if you wish to modify the rules in Sections 2.2 and 4.2 of Model Amendment R to the Plan.)
[X]	Section 1. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 2.2 of Model Amendment R to the Plan, but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's Surviving Spouse is the Participant's sole designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to either the Participant or the Surviving Spouse begin, this election will apply as if the Surviving Spouse were the Participant.

This election will apply to
	[X]	All distributions
	[ ]	The following distributions:
[X]	Section 2. Election to Allow Participants or Beneficiaries to Elect 5-Year Rule

Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 2.2 and 4.2 of Model Amendment R to the Plan applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 2.2 of Model Amendment R to the Plan, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, the Surviving Spouse's) death. If neither the Participant nor the Beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 2.2 and 4.2 of Model Amendment R to the Plan and, if applicable, the elections in Section 1 above.

[X]	Section 3. Election to Allow Designated Beneficiary Receiving Distributions under 5-Year Rule toElect Life Expectancy Distributions.

A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December31, 2003 or the end of the 5-year period.

Signed this 12th day of December, 2003.
Volume Submitter Practitioner:	Transamerica Life Insurance and Annuity Company
By:	/s/Emily Urbano Emily Urbano
Title:	Vice President and Plan Compliance Director
PlanName:	Northeast Bancorp 401(k) Savings & Retirement Plan
Principal Participating Employer:	Northeast Bancorp
By:	/s/ Ariel Rose Gill Ariel Rose Gill
Title:	Director, Human Resources
Date:	01/06/04

990794

NORTHEAST BANCORP 401(k) SAVINGS & RETIREMENT PLAN

ADOPTION AGREEMENT AMENDMENT NO. 1

Effective August 1 2004, the Adoption Agreement is hereby amended to delete pages 15 & 40, and to substitute therefor the attached revised pages 15 & 40.

Additionally, effective August 1, 2004, the Adoption Agreement is hereby amended to add the attached Amendment Number 1 to the Addendum.

Except as otherwise provided in the following pages of this Amendment No.1 and the effective date specified herein, the Plan, as constituted immediately before this Amendment No. 1 is signed, will remain in full force and effect.

This Amendment No. 1 will not reduce the benefits or lessen the rights of any Employee with respect to those benefits accrued prior to the date this Amendment No. 1 is adopted.
Signed at:	Mechanic Falls, ME , on July 19, 2004
By:	/s/ James D Delamater James D Delamater
Title:	President and CEO

990794 / Adoption Agreement Amendment No. 1

AMENDMENT NUMBER 1 TO THE
ADDENDUM OF THE
NORTHEAST BANCORP 401(k) SAVINGS & RETIREMENT PLAN

Effective August 1, 2004, notwithstanding anything in the Addendum, Adoption Agreement, Plan and Trust Agreement to the contrary, Participants may request and in-service withdrawal of Employer Matching and Non-Matching Contribution upon attainment of age 50 in accordance with Sections 26(b) and 26(c) of the Adoption Agreement.

In no event will this Amendment reduce the benefits or lessen the rights of any Employee with respect to those benefits accrued prior to the date this Amendment is adopted.

990794\ Am. No.1 to the Addendum

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                             Page 15
10. ELECT1VE/ QUALIFIED NON-ELECTIVE/ QUALIFIED MATCHING CONTRIBUTIONS (Amended 08-01-2004 by Am No. 1)	(a)	Subject to the limitations of Section 3.1 of the Plan, Elective Contributions will be made on the Participant's behalf in an amount equal to:
		(1)	[ ]	from $_____ to $_____ , subject to the limitations on Compensation under the NOTE below.
		(2)	[X]	from 1% (not less than 1% and MUST be in multiples of 1%) to 100% of his Compensation, as described in Section 9.
		(3)	[ ]	in multiples of 1% of Compensation, subject to the limitations under the Note below.
	NOTE		The percentage/amount selected cannot exceed __ % (complete, if applicable) of Compensation and in no event more than the amount permitted under Code sections 402(g) and 415.
	(b)	Subject to Section 3.2 of the Plan, a Participant may change the rate of Elective Contributions as of (select one):
		(1)	[ ]	the Plan Anniversary.
		(2)	[X]	the Plan Anniversary and Semi-Anniversary.
		(3)	[ ]	the first day of any Plan Quarter.
		(4)	[ ]	the first day of any calendar month.
		(5)	[ ]	any business day.
	(c)	[X]	The Employer elects, for the ADP Test (select one or both):
		(1)	[X]	The Current Plan Year Testing Method described in Section 3.6(d) of the Plan. THIS OPTION MAY ONLY BE ELECTED IF SECTION 1 l(c)(1) IS ALSO ELECTED.
		(2)	[ ]	The Early Participation Rule described in Section 3.6(f) of the Plan.
	(d)	[ ]	This Plan is not a successor plan and the Employer elects to use the 3% first Plan Year rule for the ADP Test. THIS OPTION MAY NOT BE ELECTED IF SECTION 10(c)(1) IS ALSO ELECTED.
	(e)	[X]	The Employer elects, for purposes of the ADP Test, to provide and/or treat as Elective Contributions (select, as appropriate):
		(1)	[X]	Qualified Non-elective Contributions
		(2)	[X]	Qualified Matching Contributions
when made.
(Substituted by Amendment No1, effective August 1,2004)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                             Page 40
	NOTE:		THE FOLLOWING SECTION 26 APPLIES ONLY TO EMPLOYER CONTRIBUTIONS THAT ARE NOT SAFE HARBOR OR SIMPLE CONTRIBUTIONS, AS DESCRIBED IN SECTION 11(i) AND SECTION 3.7 AND 3.12 OF THE PLAN
26. IN SERVICE DISTRIBUTIONS	(a)	[X]

In-service distributions of Elective Contributions and contributions made to a Participant's Qualified Non-elective Contribution Account under this Plan after a Participant's attainment of age 59-1/2 other than hardship distributions described in Section 3.5 and distributions described in Section  3.11 of the Plan, will be permitted.

*See Am No. 1 to the Addendum (Amended 08-01-2004)	(b)*	[X]

In-service distributions of Matching Contributions under this Plan after a Participant's attainment of age 59-1/2 , other than hardship distributions described in Section 3.5 and distributions described in Section 3.11 of the Plan, will be permitted.

	(c)*	[X]

In-service distributions of Non-Matching Contributions under this Plan after a Participant's attainment of age 59-1/2, other than hardship distributions described in Section 3.5 and distributions described in Section 3.11 of the Plan, will be permitted.

The following Section 26(d) may be selected only if the Employer's Plan prior to the execution of this Adoption Agreement was previously maintained under the Discretionary Contribution Plan and Trust Agreement Prototype 01 sponsored by the Volume Submitter Practitioner and provided for early distribution of termination benefits for Employer contributions made under such prior Plan.

	(d)	[ ]	Early distribution of termination benefits will not be permitted.

27. PARTICIPANT LOANS	(a)	[X]	Participant loans described in Article 17 of the Plan will be permitted for any reason.
See item 4 in the Addendum	(b)	[ ]	Participant loans described in Article 17 of the Plan will be limited to hardship, subject to Section 3.5 of the Plan.
	(c)	[ ]	Refinancing of Participant loans is permitted, subject to Section 171(e) of the Plan.
	(d)	[ ]	Rollover of Participant loans into this Plan will be permitted.
	(e)	[ ]	Loans to terminated Participants will be permitted.
(Substituted by Amendment No 1. effective August 1. 2004)

NORTHEAST BANCORP 401(k) SAVINGS & RETIREMENT PLAN

ADOPTION AGREEMENT AMENDMENT NO. 2

Effective September 17, 2004, the Adoption Agreement is hereby amended to delete pages 2, 3 & 38, and to substitute therefor the attached revised pages 2, 3 & 38.

Except as otherwise provided in the following pages of this Amendment No. 2 and the effective date specified herein, the Plan, as constituted immediately before this Amendment No. 2 is signed, will remain in full force and effect.

This Amendment No. 2 will not reduce the benefits or lessen the rights of any Employee with respect to those benefits accrued prior to the date this Amendment No. 2 is adopted.
Signed at:	Mechanic Falls ME, on September 20, 2004
By:	/s/ James D Delamater James D Delamater
Title:	President and CEO

990794 / Adoption Agreement Amendment No. 2

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                             Page 2
2. EFFECTIVE DATE OF ADOPTION AGREEMENT	(c)	[ ]

An amendment of an existing plan and trust, which constituted a plan and trust meeting the requirements of Code sections 401(a), 501(a) and 401(k), as applicable, initially established by the Employer effective ___________. The effective date of this Adoption Agreement is:
______________    ______________    ______________
       MM                  DD                 YYYY

	(d)	[ ]	The effective date of the cash or deferred arrangement is:
		(1)	[ ] The same as the effective date shown in Section 2(a), (b) or (c)
		(2)	______________ ______________ ______________ MM DD YYYY

3. PLAN YEAR	(a)	[ ]	The Plan Year will be a 12-consecutive-month period commencing with the effective date of this Adoption Agreement (as shown in Section 2 above) and with each anniversary thereof.
	(b)	[ ]

The Plan Year will be the period from the effective date of this Adoption Agreement (as shown in Section 2 above) through ___________, (inclusive, not to exceed 12-consecutive-months), and each succeeding 12-consecutive-month period thereafter, commencing with ___________.

	(c)	[ ]

The Plan Year prior to the effective date of this Adoption Agreement (as shown in Section 2 above) will be the period __________________  through ___________________, (inclusive, not to exceed 12-consecutive-months). Thereafter, the Plan Year will be each succeeding 12-consecutive-month period commencing on __________________.

(Amended 09-17-2004 by Am No. 2)	(d)	[X]

The Plan Year will be the period from the date shown in Section 2 through 06-30-1998, (inclusive, not to exceed 12-consecutive-months), and each succeeding 12- consecutive-month period thereafter through 06-30-2004. The period 07-01-2004 through 12-31-2004 will be a Plan Year and, thereafter, the Plan Year will be each succeeding 12-consecutive-month period commencing on 01-01-2005.

	NOTE		If the Employer selects Section 2(a) above and the Plan covers any Self-employed Individual, as defined in Section 1.36 of the Plan, the Taxable Year MUST be designated as the Plan Year.
(Substituted by Amendment Number 2, effective September 17, 2004)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST
AGREEMENT

ADOPTION AGREEMENT                                                                             Page 3
4. PLAN ANNIVERSARY	(a)	[ ]	The Plan Anniversary is 07-01-1998 and the anniversary of such date in each anniversary succeeding year.
(Amended 09-17-2004 BY Am No 2)	(b)	[X]

The Plan Anniversary is 07-01-1998 and the anniversary of such date in each succeeding year up through 07-01-2004. Thereafter, the Plan Anniversary is 01-01- 2005, and the anniversary of such date in each succeeding year.

	(c)	[ ]

The Plan Anniversary prior to the effective date of this Adoption Agreement (as shown in Section 2 above) is ___________. The Plan Anniversary on and after the effective date of this Adoption Agreement (as shown in Section 2 above) shall continue to be the anniversary of such date in each succeeding year.

5. SERVICE FOR PREDECESSOR ENTITY	Service for a predecessor entity (including service as a sole proprietor or partner) whose trade or business was acquired by the Employer to be included as service for the Employer:
	(a)	[X]	Yes
Specify Name of Predecessor Entity:
Subsidiaries of Northeast Bancorp and all acquisitions by Northeast Bancorp or its subsidiaries
	(b)	[ ]	No
Where the Employer maintains the plan of a predecessor entity, service for such predecessor entity will be treated as service for the Employer.

6. ELIGIBILITY REQUIREMENTS	(a)	Eligible Employment
(1)

Employees, as defined in Section 1.13 of the Plan, who are covered under a collective bargaining agreement between the Employer and the Employee Representatives, where retirement benefits were the subject of good faith bargaining and provided two percent (2%) or less of the Employees who are covered pursuant to such agreement are professionals, as defined in Internal Revenue Service Regulation 1.410(b)-9, to be eligible to participate in the Plan (indicate yes or no):

(i) [X] No
(ii) [ ] Yes [Specify which collective bargaining unit(s)]
(Substituted by Amendment Number 2, effective September 17, 2004)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION PLAN AND TRUST AGREEMENT

ADOPTION AGREEMENT                                                                           Page 38

24. LIMITATION ON ALLOCATIONS (continued)		(2)	[ ]	Provide the method under which the plans involved will limit total Annual Additions to the Maximum Permissible Amount, in a manner which precludes Employer discretion.
_______________________________________________ _______________________________________________
The following Section 24(b) applies to Limitation Years beginning before January 1, 2000. For Limitation Years beginning after December 31, 1999, this Section 24(b) shall no longer apply.
	(b)	If the Participant is or ever has been a Participant in a qualified defined benefit plan maintained by the Employer [select either (1) or (2), below]:
		(1)	[ ]

In any Limitation Year beginning before January 1, 2000, the Annual Additions credited under this Plan to the Participant may not cause the sum of the Defined Benefit Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be allocated on behalf of the Participant during the Limitation Year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fractions equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants under the allocation formula under the Plan. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 9.5 of this Plan.

		(2)	[ ]	Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.
_______________________________________________ _______________________________________________ _______________________________________________ _______________________________________________
	NOTE:		ALL QUALIFIED PLANS MAINTAINED BY THE EMPLOYER MUST HAVE THE SAME LIMITATION YEAR.
(Amended 09-17-2004 BY Am No. 1)	(c)	The Limitation Year referred to in Section 9.1(g) of the Plan will be the 12-month period beginning 01-01 and ending 12-31.
(d)

Enter in the blank below, the earlier of January 1, 2001 or the first day of the first Limitation Year for which the Plan was operated in accordance with the CRA amendment of Code section 415(c)(3), but in no case earlier than the first day of the first Limitation Year beginning on or after January 1, 1998.

(Approved 04/17/02; Revised 06/05/02)
(Substituted by Amendment Number 2, effective September 17, 2004)

NORTHEAST BANCORP 401(k) SAVINGS & RETIREMENT PLAN

ADOPTION AGREEMENT AMENDMENT NO. 3

Effective September 29, 2004, the Adoption Agreement is hereby amended to add the attached Appendix D and Adoption and Acceptance Agreement.

Except as otherwise provided in the following pages of this Amendment No. 3 and the effective date specified herein, the Plan, as constituted immediately before this Amendment No. 3 is signed, will remain in full force and effect.

This Amendment No. 3 will not reduce the benefits or lessen the rights of any Employee with respect to those benefits accrued prior to the date this Amendment No. 3 is adopted.

Signed at Mechanic Falls,      ME   ,      on October 7   ,   2004.

By:        /s/ James D, Delamater
                   James D. Delamater

Title:    CEO & Pres

990794 / Adoption Agreement Amendment No. 3

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION
PLAN AND TRUST AGREEMENT
(A Profit Sharing Plan with or without a 401(k) Arrangement)
APPENDIX D
LISTING OF ADOPTING EMPLOYERS
NAME OF ADOPTING EMPLOYER *	EFFECTIVE DATE OF ENTRY
Northeast Bancorp	May 1, 1983
Solon-Anson Insurance Agency, Inc. (01-0475812)	September 29, 2004

* A Principal Employer must be noted with an asterisk (*) by the Company name.
401(k)-TRA'97
GUST 2001
Copyrigbt 2001 Transamerica Life Insurance and Annuity Company	Vol.-NR
(Approved 04/17/02; Revised 06/05/02)
(Added by Amendment Number 3, effective September 29, 2004)

TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY
VOLUME SUBMITTER
TAX-FAVORED SAVINGS AND DISCRETIONARY CONTRIBUTION
PLAN AND TRUST AGREEMENT
(A Profit Sharing Plan with or without a 401(k) Arrangement)
ADOPTION AND ACCEPTANCE AGREEMENT

WHEREAS:

A. Effective September 29, 2004,  Northeast Bancorp  (herein called 'the Principal  Employer")

                                  [  ] established                                 [X] amended/restated

     the Northeast Bancorp 401(k) Savings & Retirement Plan      (herein called "the Plan").

B. The undersigned Employer desires to adopt the Plan as its plan of retirement benefits and hereby makes application to the Principal Employer for participation in said Plan.

C. The Principal Employer agrees to accept such Employer's application to adopt the Plan as its plan of retirement benefits for its employees.

NOW, THEREFORE, the undersigned Employer agrees as follows:

1. Effective as of September 29, 2004, the undersigned Employer adopts the Plan and agrees to be bound by all terms, provisions, conditions and limitations of said Plan and all lawful amendments thereto.

2. The undersigned Employer agrees to pay all sums imposed on it by the terms and conditions of said Plan, and to cooperate fully with the Principal Employer in any and all matters arising from or relating to the administration of said Plan insofar as such matters relate to the undersigned Employer.

Signed at Mechanic Falls,      ME     on        October 7, 2004

                     Solon-Anson Insurance Agency, Inc.
                                 (Employer)

By:      /s/ James D. Delamater
                 James D. Delamater           Title:   CEO & President Northeast Bank

Consented to by the Principal Employer at Mechanic Falls,  on    ____________________________

By:      /s/ James D. Delamater
                 James D. Delamater            Title:   CEO & President Northeast Bank

40l(k)-TRA'97
GUST 200
Copyright 2001 Transamerica Life Insurance and Annuity Company	Vol. - NR
(Approved 04/17/02; Revised 06/05/02)

AMENDMENT TO REMOVE
MANDATORY DISTRIBUTIONS EXCEEDING $1000

Prior to March 28, 2005. the Plan incorporated provisions under Internal Revenue Code sections 41l(a)(11) and 417(e) to pay out mandatory (also known as "small cash out") distributions of amounts up to $5,000 as directed by the plan administrator.

Effective March 28, 2005, the Plan will no longer pay out mandatory distributions for amounts exceeding $1,000 until such time as the Participant requests a distribution from the Plan.

Mandatory distributions of $1,000 or 1ess will continue to be paid in cash, as directed by the plan administrator, unless the Participant elects a direct rollover or elects to receive the distribution under another form permitted by the Plan.

The provisions of this Amendment shall supersede any inconsistent provisions of the Plan.

Signed at    Auburn   ,    ME  ,  on       August 24   ,  2005.

By:    /s/ James D. Delamater
               James D. Delamater

Title:      President & CEO

990112